                                                                    EXHIBIT 10.5


After Recording Return To:

Donald H. Snell, Esq.
Snell & Brannian
8150 North Central Expressway, Suite 1800
Dallas, Texas 75206


ATTENTION: COUNTY CLERK--THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A DEED OF TRUST, BUT ALSO AS A FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THE MAILING ADDRESSES OF THE GRANTOR (DEBTOR) AND BENEFICIARY (SECURED PARTY) ARE SET FORTH IN THIS INSTRUMENT.


                       DEED OF TRUST, SECURITY AGREEMENT,
                                       AND
                         ASSIGNMENT OF LEASES AND RENTS

         This DEED OF TRUST, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS (hereinafter referred to as the "DEED OF TRUST") is executed by INTERVOICE-BRITE, INC., a Texas corporation ("GRANTOR"), whose address for notice hereunder is 17811 Waterview Parkway, Dallas, Texas 75252, Attention:
Chief Financial Officer, in favor of WILLIAM T. SAURENMANN, TRUSTEE, and his successors in the Trust hereby created (such Trustee and any successors in Trust being hereinafter referred to as "TRUSTEE") for the benefit of the hereinafter defined "BENEFICIARY":


                                   WITNESSETH:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 As used herein, the following terms shall have the following meanings:

                  (a) APPLICABLE ENVIRONMENTAL LAWS: All Legal Requirements now or hereafter applicable to the use, treatment, processing, disposal, transportation, storage or handling of hazardous or toxic wastes or substances, including, without limitation, the Resource Conservation and Recovery Act of 1987 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder or pursuant thereto, and the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.), as amended from time to time, and regulations promulgated thereunder or pursuant thereto.

                  (b) BENEFICIARY: Beal Bank, S.S.B., a state savings bank, whose address for notice hereunder is 6000 Legacy Drive, 4 East, Plano, Texas 75024, Attention: William T. Saurenmann, and the subsequent holder or holders, from time to time, of the Note.

                  (c) DEBTOR RELIEF LAWS: Any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar laws, whether federal or state, affecting the rights or remedies of creditors generally, as in effect from time to time.

                  (d) ESCROWED FUNDS: The amounts paid by Grantor to Beneficiary pursuant to Paragraph 12.4 hereof to be held by Beneficiary in a fund for the payment of the Taxes.

                  (e) EVENT OF DEFAULT: Any happening or occurrence described in
         Article VI herein.

                  (f) FIXTURES: All right, title and interest of Grantor in and to all materials, supplies, equipment, apparatus and other items now or hereafter attached to, installed on or in the Land or the Improvements, or which in some fashion are deemed to be fixtures to the Land or Improvements under the laws of the State of Texas, including the Texas Business and Commerce Code. The term "FIXTURES" shall include, without limitation, all items of personalty to the extent that the same may be deemed Fixtures under applicable law. The term "FIXTURES" shall not include Grantor's movable trade fixtures not used in the operation of the Improvements or trade fixtures of any tenants under Leases.

                  (g) GOVERNMENTAL AUTHORITY: Any and all courts, boards, agencies, commissions, offices or authorities of any nature whatsoever for any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or hereafter in existence.

                  (h) GRANTOR: The above defined Grantor and any and all subsequent record or equitable owners of the Mortgaged Property.

                  (i) GUARANTORS (WHETHER ONE OR MORE): None.

                  (j) GUARANTY: None.

                  (k) IMPOSITIONS: The Insurance Premiums, water, gas, sewer, electricity and other utility rates and charges; all rentals charged under any ground lease covering all or any part of the Mortgaged Property; all charges imposed pursuant to any subdivision, planned unit development or condominium declaration, declaration of covenants and restrictions (including, without limitation, all assessments and other charges due to any owners association relating to all or any part of the Land); all charges for any easement, license or agreement maintained for the benefit of the Mortgaged Property, and all other costs, expenses, taxes, charges and assessments (including, without limitation, any thereof due to any flood control district affecting any part of the Land), and any interest or penalties with respect thereto, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed upon any part of the Mortgaged Property or upon the ownership, operation, use, occupancy or enjoyment thereof, or which are related in any way to the transactions contemplated under the Loan Documents.

                  (l) IMPROVEMENTS: Any and all buildings, structures, open parking areas and other improvements, and any and all accessions, additions, replacements, substitutions or alterations thereof or appurtenances thereto, now or at any time hereafter situated, placed or constructed upon the Land or any part thereof.

                  (m) INDEBTEDNESS: The principal of, accrued interest on and all other amounts and payments due under or secured by the Note, this Deed of Trust or any other Loan Document, and all renewals, extensions and modifications thereof, together with all funds hereafter advanced by Beneficiary to or for the benefit of Grantor or Maker as contemplated by any covenant or provision herein or therein contained.

                  (n) INSURANCE PREMIUMS: The premiums payable by Grantor under each of the policies of insurance which Grantor is required to maintain pursuant to the terms of this Deed of Trust.

                  (o) LAND: The real estate or any interest therein described in Exhibit "A" attached hereto and made a part hereof, together with all Improvements and Fixtures and all rights, titles and interests appurtenant thereto.

                  (p) LEASES: Any and all leases, subleases, licenses, concessions or other agreements (written or verbal, now or hereafter in effect) which now or hereafter grant a possessory interest in and to, or the right to extract, mine, reside in, operate in, sell or use the Mortgaged Property.

                  (q) LEGAL REQUIREMENTS: (i) Any and all present and future judicial decisions, statutes, rulings, rules, regulations, permits, certificates or ordinances of any Governmental Authority in any way applicable to Grantor, Maker or any of the Mortgaged Property, including, but not limited to, those regarding the ownership, use, construction, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of all or any part of the Mortgaged Property, (ii) any and all Leases and other contracts (written or oral) of any nature to which Grantor or Maker may be bound and (iii) any and all restrictions, reservations, conditions, easements or other covenants or agreements affecting the Mortgaged Property.

                  (r) LOAN: The loan by Beneficiary to Grantor, in an amount not to exceed the principal sum of the Note.

                  (s) LOAN DOCUMENTS: The Note, this Deed of Trust, that certain Assignment of Landlord's Interest in Leases, of even date herewith, executed by Grantor for the benefit of Beneficiary, and any and all other documents now or hereafter executed by Grantor to evidence or secure the payment of the Note or any other Indebtedness or the performance and discharge of the Obligations, and any and all other documents executed by Grantor or any other person or entity in connection with the Loan.

                  (t) MAKER: Grantor.

                  (u) MORTGAGED PROPERTY: The Land, Improvements, Fixtures, Personalty, Leases and Rents, together with:

                           (i) all right, title and interest of Grantor in and
                  to all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances in anywise appertaining thereto, and any street, ways, alleys, strips or gores of land adjoining the Land or any part thereof, which Grantor now owns or at any time hereafter acquires;

                           (ii) all betterments, accessions, additions,
                  appurtenances, substitutions, replacements and revisions thereof and thereto and all reversions and remainders therein;

                           (iii) all of Grantor's right, title and interest in
                  and to any award, remuneration, settlement or compensation heretofore made or hereafter to be made by any Governmental Authority to Grantor in regard to the Land, Improvements, Fixtures, Personalty, Leases or Rents, including those for any vacation of, or change of grade in, any streets affecting the Land or the Improvements;

                           (iv) all plans and specifications for the
                  Improvements; all contracts and subcontracts relating to the Land (including, without limitations, development and cost sharing or reimbursement agreements), Improvements, Fixtures, Personalty, Leases and Rents; all deposits (including tenant's security deposits), funds, accounts, contract rights (including, without limitation, rights to reimbursements), instruments, documents, general intangibles (including trademarks, service marks, trade names and symbols used in connection therewith), and notes or chattel paper arising from or by virtue of any transactions directly related to the operation of the property described herein (as opposed to the operation of Grantor's business in the Improvements); all right, title and interest of Grantor in and to all declarations of covenants and other similar documents relating to any part of the Land, and all rights (including, without limitation, membership and ownership rights) in any homeowners or other owners association relating to any part of the Land; all right, title and interest of Grantor under each contract for the sale, exchange or other transfer of all or any part of the Mortgaged Property or any interest therein (herein referred to collectively as the "SALES CONTRACTS"), consent thereto not granted or to be implied hereby, and all deposits thereunder; all right, title and interest of Grantor in and to all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the operation of the property described herein (as opposed to the operation of Grantor's business in the Improvements); all proceeds arising from or by virtue of the sale, lease or other disposition of all or any part of the Mortgaged Property (consent to same not granted or to be implied hereby); all proceeds

                  (including premium refunds) payable or to be payable under each policy of insurance relating to the Mortgaged Property;

                           (v) all other interest of every kind and character
                  which Grantor now has or at any time hereafter acquires in and to the above described real and personal property and all property which is used or useful in connection therewith, including rights of ingress and egress, easements, licenses, and all reversionary rights or interests of Grantor with respect to such property. To the extent permitted by law, all of the foregoing personal property and Fixtures are to be deemed and held to be a part of and affixed to the real property. In the event the estate of the Grantor in and to any of the Land and Improvements is a leasehold estate, this conveyance shall include, and the lien, security interest and assignment created hereby shall encumber and extend to, all other, further or additional titles, estates, interest or rights which may exist now or at any time be acquired by Grantor in or to the property demised under the lease creating such leasehold estate and including Grantor's rights, if any, to purchase the property demised under such lease and, if fee simple title to any of such property shall ever become vested in Grantor, such fee simple interest shall be encumbered by this Deed of Trust in the same manner as if Grantor had fee simple title to such property as of the date of execution hereof without the necessity of any further act by Grantor, Beneficiary or any third party; and

                           (vi) any and all other security and collateral of any
                  nature whatsoever, now or hereafter given for the repayment of the Indebtedness or the performance and discharge of the Obligations.

As used in this Deed of Trust, the term "MORTGAGED PROPERTY" is expressly defined as meaning all or, where the context permits or requires, any portion of the above and all or, where the context permits or requires, any interest therein.

                  (v) NOTE: That certain Promissory Note, dated of even date herewith, executed by Maker, payable to the order of Beneficiary, in the principal sum of Fourteen Million Dollars ($14,000,000.00), bearing interest and being payable as provided therein, becoming finally due and payable on the third anniversary of the date of the Note, and any and all renewals, extensions and modifications thereof.

                  (w) OBLIGATIONS: Any and all of the covenants, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Grantor, Maker or any Guarantor to Beneficiary or others as set forth in the Loan Documents.

                  (x) PERMITTED ENCUMBRANCES: The outstanding liens, easements, building lines, restrictions, security interests and other matters (if any) as set forth on Exhibit "B" attached hereto and made a part hereof, together with any other items hereafter expressly approved by Beneficiary in writing.

                  (y) PERSONALTY: All of the right, title and interest of Grantor in and to all tangible and intangible personal property, including all accounts, equipment, consumer goods, chattel paper, goods, inventory, instruments, money, general intangibles, documents, minerals, crops and timber (as those terms are defined in the Texas Business and Commerce Code) which are attached to, installed on or placed or used on, in connection with or which are acquired for such attachment, installation, placement or use, or which arise out of the development, improvement, financing, leasing, operation, use or maintenance of, the Land, the Improvements, Fixtures, together with all additions, accessions, accessories, amendments and modifications thereto, extensions, renewals, enlargements and proceeds thereof, substitutions therefor, and income and profits therefrom. The following are included, without limitation, in the definition of Personalty: building materials, supplies, machines, engines, boilers, stokers, pumps, fans, vents, blowers, dynamos, furnaces, elevators, ducts, shafts, pipes, built-in cabinets, shades, blinds, screens, plumbing, heating, air conditioning, lighting, lifting, ventilating, refrigerating, cooking, medical, laundry and incinerating equipment, partitions, drapes, carpets, rugs and other floor coverings, awnings, call and sprinkler systems, fire prevention and extinguishing apparatus and equipment, water tanks, swimming pools, compressors, vacuum cleaning systems, disposals, dishwashers, ranges, ovens, other built-in kitchen equipment and cafeteria equipment, recreational equipment, lawn and landscaping equipment and supplies, loan commitments, management agreements, maintenance and service agreements, utility contracts, financing arrangements, bonds, construction contracts, leases, licenses, permits, sales contracts, insurance policies and the proceeds therefrom, plans and specifications, surveys, rent rolls, books and records, and all other rights and privileges. Notwithstanding anything herein to the contrary, it is the specific intent of both the Grantor and the Beneficiary that the Personalty which is to be a part of the Mortgaged Property encumbered by this Deed of Trust shall include all Personalty attached to or directly relating to the ownership, use or operation of the Land, Improvements and Fixtures, but shall not include any Personalty of the Grantor related to the business operations of Grantor conducted in the Improvements or the personal property of tenants under Leases.

                  (z) RENTS: All of the rents, revenues, income, proceeds, royalties, profits and other benefits now or hereafter paid or payable for using, leasing, licensing, possessing, operating from or in, residing in, selling, mining, extracting or otherwise enjoying or using the Mortgaged Property, if any, including, without limitation, all damages received following any default under any of the Leases and all proceeds payable under any policy of insurance covering loss of rents.

                  (aa) TAXES: All real estate and personal property taxes and assessments payable with respect to the ownership, use or operation of the Mortgaged Property including, without limitation, all ad valorem taxes levied or assessed against the Mortgaged Property.

                                   ARTICLE II

                                      GRANT

         To secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY unto Trustee the Mortgaged Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, his successors in trust and the Trustee's assigns forever, and Grantor does hereby bind itself, its successors and assigns, to warrant and forever defend the title to the Mortgaged Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject only to the Permitted Encumbrances; provided, however, that if the Indebtedness shall be paid in full and the Obligations shall be fully performed and discharged, then the liens, security interests, estates and rights granted by the Loan Documents shall terminate; otherwise, the same shall remain in full force and effect.

         Notwithstanding anything herein to the contrary, this Deed of Trust will not cover (and the capitalized terms Mortgaged Property, Improvements, Fixtures and Personalty will not include) the following: (1) inventory, (2) receivables other than receivables for Rents or for insurance or condemnation proceeds to be paid because of any damage to or taking of the Land, Improvments or other Mortgaged Property, or (3) equipment other than equipment that is incorporated into or used in building systems (such as elevator equipment or HVAC equipment used for the operation of the buildings on the Land, in contrast to manufacturing equipment used in the operation of Grantor's business).

                                   ARTICLE III

                         WARRANTIES AND REPRESENTATIONS

         Grantor and Maker hereby unconditionally warrant and represent to Beneficiary as follows:

         3.1. Organization. Grantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Grantor is duly qualified to transact business in the State of Texas. The execution and delivery of the Loan Documents have been duly authorized by all necessary corporate action. Grantor has all requisite authority, licenses and permits to own, operate and encumber the Mortgaged Property. No proceeding or action is pending, planned or threatened for the dissolution, termination or annulment of Grantor.

         3.2. Validity of Documents. The execution, delivery and performance by Grantor of the Loan Documents and the borrowing evidenced by the Note, (i) have received all (if any) requisite prior governmental approval in order to be legally binding and enforceable in accordance with the terms thereof (subject to the effects on enforceability of applicable Debtor Relief Laws), and (ii) will not violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under any mortgage, indenture, agreement, commitment or instrument to which Grantor is a party or by which any of the assets of Grantor are bound, or any Legal Requirement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Grantor's property or assets, except as contemplated by the provisions of the Loan Documents. The Loan Documents executed by Grantor constitute the legal, valid and binding obligations of Grantor and are enforceable against Grantor in accordance with their respective terms (subject to the effects on enforceability of applicable Debtor Relief
Laws), and Grantor has full and lawful authority to bargain, grant, sell, mortgage, assign, transfer and convey all of the Mortgaged Property as set forth herein.

         3.3. Information. All information, reports, papers and data given to Beneficiary with respect to Grantor, Maker, Guarantor and the Mortgaged Property are accurate, complete and correct in all material respects and do not omit any fact necessary to prevent the facts contained therein from being materially misleading. All information material to the transactions contemplated herein has been expressly disclosed in writing by Grantor to Beneficiary.

         3.4. Title to Mortgaged Property and Lien of this Instrument. Grantor has good and indefeasible title to the Land and the Improvements in fee simple, and good and indefeasible title to the Fixtures, if any, and Personalty, if any, Leases, Rents, if any, free and clear of any liens, charges, encumbrances, security interests and adverse claims whatsoever except the Permitted Encumbrances. This Deed of Trust constitutes a valid, subsisting first priority deed of trust on the Land, the Improvements and the Fixtures, and a valid, subsisting first priority security interest in and to the Personalty, Leases and Rents, all in accordance with the terms hereof, subject to the Permitted Encumbrances. None of the Personalty has been acquired by Grantor in violation of any applicable bulk sale law. No person or entity other than Grantor has any rights or interests of any kind with respect to the Mortgaged Property other than rights, if any, created by the Leases and/or the Permitted Encumbrances.

         3.5. Taxes and Other Payments. Grantor has filed all federal, state, county, municipal and city income, franchise and other tax returns which are required to have been filed by Grantor, and Grantor has paid (or will pay before they become delinquent) all taxes which have become due pursuant to such returns or pursuant to any assessments received by Grantor, and Grantor knows of no basis for any additional assessment in respect of any such taxes. Grantor has paid or will pay in full (except for such retainages as may be permitted or required by any Legal Requirements to be withheld by Grantor pending completion of the Improvements) all sums (i) owing or claimed for labor, material, supplies, personal property (whether or not constituting a Fixture hereunder) and services of every kind and character used, furnished or installed in the Mortgaged Property, and (ii) currently due in regard to any Imposition, and no claim for any of the same currently exists or will be permitted to become past due.

         3.6. Litigation. Upon the closing of the loan evidenced by the Note, there will be no actions, suits or proceedings pending or, to the knowledge of Grantor, threatened against or affecting Grantor or the Mortgaged Property which involve the validity or enforceability of this Deed of Trust, any other Loan Document or the priority of the lien and security interest hereof; and there will be no other material actions, suits or proceeding pending or, to the knowledge of Grantor, threatened against or affecting Grantor involving its business operations, except for any such actions, suits or proceedings disclosed in (i) the most recent filings made by Grantor with the Securities and Exchange Commission or (ii) written notice previously delivered to Lender by Grantor. Futher, no event will have occurred (including specifically Grantor's execution of the Loan Documents and the consummation of the Loan) that will violate, be in conflict with, result in the breach of or constitute (with due notice or lapse of time, or both) a default under, any Legal Requirement applicable to - or that will result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon (other than the lien and security interest created by the Loan Documents) - any of the Mortgaged Property.

         3.7. The Financial Statements. Other than has been previously disclosed in writing to Beneficiary by Grantor, (a) Grantor's financial statements heretofore delivered to Beneficiary are true, complete and correct in all material respects, have been prepared in accordance with sound accounting principles consistently applied, and fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof; and (b) no material adverse change in Grantor's financial condition has occurred since the respective dates thereof, and no borrowings have been made by Grantor (except in the ordinary course of business) since the date thereof. (Such disclosures include those set forth in the Form 8K Current Report filed by Grantor with the Securities and Exchange Commission on April 18, 2002 and in two press releases dated January 15, 2002 and April 18, 2002, copies of all of which have been provided by Grantor to Beneficiary.)

         3.8. No Defaults. Grantor is not in default under any of the Loan Documents, and no event has occurred which by notice, the passage of time or otherwise would constitute an event of default under any of the Loan Documents. Grantor is not in default in the payment of any material indebtedness for borrowed money or under the terms and provisions of any agreement or instrument evidencing any such indebtedness, other than has been previously disclosed in writing to Beneficiary by Grantor relating to one or more forbearance agreements between Grantor and Bank of America, National Association. Grantor is not in default with respect to any order, writ, injunction, decree or demand of any court or of any other requirement of any Governmental Authority, which default could result in any material adverse effect on Grantor or the Mortgaged Property.

         3.9. Access and Utilities; Compliance with Laws. The Mortgaged Property has adequate, unrestricted rights of access to dedicated, completed public roads and all water, sanitary sewer and storm drain facilities and other public utilities necessary to the use of the Mortgaged Property and Improvements for their current purposes (as a first class, full service, office building as permitted by applicable zoning ordinances) are available to and connected to and are servicing the Mortgaged Property. The Improvements fully comply with all applicable laws, rules, ordinances and regulations, including, without limitation, zoning ordinances and regulations, parking ordinances and architectural barrier laws.

         3.10. Lien Potential. Grantor has not taken, suffered, or permitted any action, the effect of which would be to establish or cause the inception or priority of any mechanics' or materialman's lien, statutory or otherwise, or any other lien, charge, or encumbrance upon the Mortgaged Property (or any part thereof) to be prior or superior to the lien and security interest of this Deed of Trust. Each contractor, subcontractor, mechanic and materialman which has at any time supplied labor or materials to the Mortgaged Property has been paid in full, and Grantor has received no lien affidavits with respect to the Mortgaged Property.

         3.11. Dangerous Conditions. There is no dangerous condition affecting any portion of the Mortgaged Property, and the use by Grantor of the Mortgaged Property for its intended purpose will not result in the violation of any law, ordinance or regulation applicable to the Mortgaged Property.

         3.12. Environmental Matters. To the Grantor's current actual knowledge and belief, except as may be described in that certain Phase I Environmental Site Assessment, dated February 22, 2002, prepared by Applied Earth Sciences, Inc., relating to the Land and Improvements (the "ESA"), the Mortgaged Property is not in violation of any Applicable Environmental Laws and is not subject to any existing, pending or threatened investigation or inquiry by any Governmental Authority or to any remedial obligations under any Applicable Environmental Laws. Grantor has no knowledge that, except as may be described in the ESA, or otherwise disclosed to Beneficiary in writing any flammable explosives, radioactive materials, hazardous or toxic wastes, hazardous or toxic substances or related materials have been used, generated, manufactured, stored, spilled, released, or disposed of on, under, from, about or onto the Mortgaged Property. In addition, Grantor has no current, actual knowledge, except as may be described in the ESA, of any presence, disposal, spill, use or release of any hazardous or toxic wastes, hazardous or toxic substances or related materials on, under, from, about or onto the Mortgaged Property prior to Grantor's acquisition of title to the Mortgaged Property. To the Grantor's current actual knowledge and belief, except as may be described in the ESA, no asbestos or asbestos-containing materials have been installed, used, incorporated into or disposed of in the Improvements or on the Land at any time. To the Grantor's current actual knowledge and belief, except as may be described in the ESA, no underground tanks or containers of any nature are located on the Mortgaged Property, or were located on the Mortgaged Property and subsequently moved or filled. To the Grantor's current actual knowledge and belief, except as may be described in the ESA, there are no polychlorinated byphenyls (PCBs) located upon or in the Mortgaged Property, including but not limited to any electrical transformers, flares and light fixtures with ballasts, cooling oils, or any other similar equipment or device of any nature. To the Grantor's current actual knowledge and belief, except as may be described in the ESA, there are no conditions likely to exist during the term of this Deed of Trust, or in the foreseeable future, which would require or are likely to require clean up, removal, remedial action, or other responsive action pursuant to any Applicable Environmental Laws by Grantor, or which would subject Grantor to damages, penalties, injunctive relief or clean up costs under any Applicable Environmental Laws. To the Grantor's current actual knowledge and belief, except as may be described in the ESA, no permits, licenses or approvals are required under any Applicable Environmental Laws relative to the Mortgaged Property which have not been obtained. Neither the Mortgaged Property nor Grantor are subject to any judgment, decree, order or citation which relates to or arises out of a violation of any Applicable Environmental Law, or that requires Grantor to clean up, remove or take remedial action or other responsive action pursuant to any Applicable Environmental Law. To the Grantor's current actual knowledge and belief, except as may be described in the ESA, or otherwise disclosed to Beneficiary in writing there are not now, nor to Grantor's knowledge after reasonable investigation, have there ever been any substances classified as hazardous, or toxic under any Applicable Environmental Law, stored, deposited, treated, recycled or disposed of on, under, or at the Mortgaged Property. Grantor will fully comply with all Applicable Environmental Laws relative to the Mortgaged Property at all times in the future. To the Grantor's current, actual knowledge, Grantor has disclosed to all applicable Governmental Authorities all facts, conditions and circumstances, if any, pertaining to the Mortgaged Property which are required to be disclosed under Applicable Environmental Laws.

                                   ARTICLE IV

                              AFFIRMATIVE COVENANTS

         Grantor and Maker hereby jointly and severally, unconditionally covenant to and agree with Beneficiary as follows:

         4.1. Payment and Performance. Grantor will pay the Note and the other Indebtedness in accordance with the terms of the Note and the other Loan Documents, and Grantor will fully perform or cause to be performed all of the Obligations on or before the dates they are to be performed.

         4.2. Existence. Grantor will preserve and keep in full force and effect its existence, rights, franchises and trade names, and all licenses and permits necessary for the operation of the Mortgaged Property for its intended use.

         4.3. Compliance with Legal Requirements. Grantor will promptly and faithfully comply with, conform to and obey all present and future Legal Requirements, whether or not the same shall necessitate structural changes in, improvements to, or interfere with the use or enjoyment of, the Mortgaged Property.

         4.4. Payment of Impositions. Grantor will duly pay and discharge, or cause to be paid and discharged, the Impositions not later than the date upon which the Impositions become due; provided, however, that Grantor may, if permitted by law and if installment payments would not create or permit the filing of a lien against the Mortgaged Property, pay the Impositions in installments, whether or not interest shall accrue on the unpaid balance of such Impositions and provided further, that Grantor may in good faith contest any thereof so long as (i) Grantor provides to Beneficiary, pursuant to documents satisfactory to Beneficiary, a bond or other collateral satisfactory to Beneficiary in its sole discretion and in an amount satisfactory to Beneficiary in its sole discretion and (ii) such Impositions are paid prior to the time any part of the Mortgaged Property may be sold or levied upon for the payment thereof. Notwithstanding any such contest, Beneficiary may, at any time Beneficiary determines in its reasonable judgment that such contest may have a material adverse effect on the Mortgaged Property or any rights of Beneficiary under the Loan Documents, pay the amounts being contested and such amounts so paid will be due and payable by Grantor to Beneficiary on demand by Beneficiary and shall bear interest at the Default Rate as provided in the Note. Within fifteen (15) days following the due date of any of the Insurance Premiums (or any installment thereof), Grantor, if paying such Impositions directly pursuant to the terms of this Deed of Trust, shall furnish Beneficiary with evidence satisfactory to Beneficiary of the payment thereof.

         4.5. Condition of Property. Grantor will keep the Mortgaged Property in a first class condition and presenting a first class appearance and will make all repairs, replacements, renewals, additions, betterments, improvements and alterations thereof and thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, which are necessary or reasonably appropriate to keep same in such order and condition. Grantor will also use reasonable efforts to prevent any act or occurrence which might impair the value or usefulness of the

Mortgaged Property for its intended usage. In instances where repairs, replacements, renewals, additions, betterments, improvements or alterations are required in and to the Mortgaged Property on an emergency basis to prevent loss, damage, waste or destruction thereof, Grantor shall proceed to construct same, or cause same to be constructed, notwithstanding anything to the contrary contained in Paragraph 5.2 hereinbelow; provided, however, that in instances where such emergency measures are to be taken, Grantor will promptly notify Beneficiary in writing of the commencement of same and the measures to be taken, and when same are completed, the completion date and the measures actually taken.

         4.6 Repairs. Grantor shall not make or allow to be made any improvements to the Mortgaged Property unless approved by Beneficiary in writing, which approval may be granted or withheld at the sole discretion of Beneficiary; however, the Beneficiary's consent shall not be required for interior finish improvements that are required or permitted under any Lease consented to by Beneficiary or that Grantor undertakes for its own use, provided such interior finish improvements will not have any significant adverse impact on the value of the Mortgaged Property. Notwithstanding the foregoing, Grantor shall notify Beneficiary in writing at least 15 days in advance of commencing any work, whether or not Beneficiary's consent to the work is required. In no event shall Beneficiary have any liability or responsibility whatsoever with respect to any improvements made to the Mortgaged Property by Grantor, and as a condition to the commencement of construction, Grantor shall cause all contractors, subcontractors and other persons engaged by or on behalf of Grantor with respect to the work to procure and maintain insurance coverage against such risks, in such amounts and with such companies as Beneficiary may reasonably require fully insuring and protecting Beneficiary in connection with the completion of Grantor's improvements. Beneficiary, by approving the Plans for the construction of improvements to the Mortgaged Property, is not thereby consenting to the imposition of any mechanic's or materialmen's or other lien upon the Mortgaged Property as a result of the furnishing of any materials, furnishings or equipment or the performance of any labor or services, and in no event shall this Deed of Trust be deemed to have been subordinated to any such lien or claim.

         4.7. Insurance. Grantor shall obtain and maintain the following types of insurance upon and relating to the Mortgaged Property:

                  (a) Comprehensive general liability in an amount not less than $2,000,000 insuring against personal injury, death and property damage and naming Beneficiary as additional insured;

                  (b) "All Risk" property and fire insurance (with extended coverage and endorsement) in an amount not less than the full replacement value of the Improvements (with a deductible not to exceed $10,000.00 and with co-insurance limited to a maximum of 10% of the amount of the policy), naming Beneficiary under a standard mortgagee clause (438 BFU) and including agreed amount, inflation guard, replacement cost and waiver of subrogation endorsements;

                  (c) Business interruption insurance for a period of twelve
         (12) months; and

                  (d) Such other types of insurance as may be required from time to time by Beneficiary in the exercise of its reasonable judgment.

         Upon the request of Beneficiary, Grantor shall increase the coverages under any of the insurance policies required to be maintained hereunder or otherwise modify such policies in accordance with Beneficiary's reasonable request. All of the insurance policies required hereunder shall be issued by corporate insurers licensed to do business in the State of Texas rated A or better by A.M. Best Company and shall be in form reasonably acceptable to Beneficiary. Certificates of all insurance required to be maintained hereunder shall be delivered to Beneficiary, along with evidence of the payment in full of all premiums required thereunder, concurrently with Grantor's execution of this Deed of Trust. All such certificates shall be in form acceptable to Beneficiary in the exercise of its reasonable judgment. All renewal and substitute policies of insurance shall be delivered to Beneficiary, along with evidence of the payment in full of all premiums required thereunder, at least 15 days before termination of the policies being renewed or substituted. If any loss caused by an insured peril shall occur at any time when Grantor shall be in default hereunder, Beneficiary shall be entitled to the benefit of all insurance policies held or maintained by Grantor, to the same extent as if same had been made payable to Beneficiary, and upon foreclosure hereunder, Beneficiary shall become the owner of any proceeds payable thereunder with respect to such loss occurring prior to such foreclosure. Beneficiary shall have the right, but not the obligation, to make premium payments, at Grantor's expense, to prevent any cancellation, endorsement, alteration or reissuance of any policy of insurance maintained by Grantor, and such payments shall be accepted by the insurer to prevent same.

         4.8. Restoration Following Casualty. If any act or occurrence of any kind or nature (including any casualty for which insurance was not obtained or obtainable) shall result in damage to or destruction of the Mortgaged Property (such event being called a "LOSS"), Grantor will give prompt written notice thereof to Beneficiary. All insurance proceeds paid or payable in connection with such Loss shall be paid to Beneficiary. Beneficiary shall have the right to either (a) place all insurance proceeds received in connection with such Loss in a separate account for the benefit of Beneficiary and Grantor to be used to restore, repair or replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to such Loss or
(b) if at the time of such Loss (i) any Event of Default or event or condition which, with the giving of notice and the passage of time, or both would constitute an Event of Default then exists or (ii) Beneficiary reasonably determines that Maker will be unable to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Mortgaged Property or (iii) the available insurance proceeds (plus such other sums as are deposited by Grantor with Beneficiary, as required by Beneficiary, to pay costs of repair of the Mortgaged Property) are insufficient, in Beneficiary's judgment, to fully and completely restore, repair or replace the Mortgaged Property, or (iv) the cost to repair and restore the Mortgaged Property is greater than 50% of the original principal amount of the Note, apply all insurance proceeds in connection with such Loss to the payment of the Indebtedness and Obligations in such order as Beneficiary may elect; provided, so long as none of the conditions in clauses (i) through (iv) are existing, Beneficiary shall make the insurance proceeds available to Grantor for restoration of the Property. Provided that Beneficiary makes the insurance proceeds available to Grantor for the restoration of the Property, Grantor hereby covenants to diligently prosecute any restoration, repairs or replacement of the Mortgaged Property undertaken by or on behalf of Grantor pursuant to this Paragraph 4.8, and agrees that all such work shall be conducted pursuant to written contracts approved by Beneficiary in writing. In the event any insurance proceeds remain following the restoration, repair or replacement of the Mortgaged Property, at Beneficiary's option, such proceeds either shall be applied to the Indebtedness in such order as Beneficiary may elect or shall be released by Grantor.

         4.9. Inspection. Grantor will permit Trustee and Beneficiary, and their agents, representatives and employees, to inspect the Mortgaged Property at all reasonable times.

         4.10. Defense of Actions. If the title of the Trustee to, or the interest of Beneficiary in, the Mortgaged Property, or any part thereof, or the Loan, or the respective rights and obligations of Grantor and Beneficiary pursuant to this Deed of Trust, shall be endangered or shall be attacked, directly or indirectly, Grantor hereby authorizes Beneficiary, at Grantor's expense, take all necessary and proper steps (as determined by Beneficiary in the exercise of its reasonable judgment) for the defense of such title or interest, including the employment of counsel, the prosecution or defense of litigation and the compromise or discharge of claims made against such title or interest in the Mortgaged Property. Grantor will indemnify and hold Beneficiary harmless from and against any and all loss, cost, damage, liability or expense incurred by Beneficiary in protecting its interests hereunder in such an event (including all court costs and attorneys' fees) excluding any thereof arising from the gross negligence or willful misconduct of Beneficiary or Trustee.

         4.11. Future Impositions. If at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Deed of Trust or upon any rights, titles, liens or security interests created hereby or upon the Note, or any part thereof (other than income taxes due from Beneficiary as a result of payments on the Note), Grantor shall immediately pay or cause to be paid all such taxes; provided, however, that in the alternative, Grantor may, in the event of the enactment of such a law, and must, if it is unlawful for Grantor to pay such taxes, prepay the Note in full (without penalty or premium) within sixty (60) days after demand therefor by Beneficiary. Grantor shall, upon request, promptly furnish at any time and from time to time, a written statement or affidavit, in such form as may be required by Beneficiary, stating the amount of the unpaid balance of the Note and that there are no offsets or defenses against full payment of the Note and performance of the terms hereof or, if there are any such offsets and defenses, specifying them in detail.

         4.12. Books and Records. Grantor will maintain full and accurate books of account and other records reflecting the results of its operations and will furnish or cause to be furnished to Beneficiary, (i) on or before 90 days following the end of each fiscal year of Grantor, annual balance sheet and profit and loss statements with respect to Grantor prepared in accordance with sound accounting principles consistently applied and certified as true and correct by the Chief Financial Officer of Grantor and by Ernst & Young or other independent certified public accountant(s) acceptable to Beneficiary, (ii) on or before 45 days following the end of each fiscal quarter of Grantor, a quarterly financial statement of Grantor certified by Grantor as being true, correct and complete, (iii) promptly following the preparation thereof, true, correct and complete copies of all reports and documents required of Grantor by applicable securities laws, and (iv) all other financial information and reports with respect to Grantor or the Mortgaged Property which Beneficiary may reasonably request, including, without limitation, copies of the most recent federal income tax returns of Grantor. All of the above-referenced financial statements shall be presented in accordance with generally accepted accounting principles and shall be certified by Grantor or its independent auditors as being true, correct and complete in all material respects for the period covered thereby. At any time, and from time to time, Grantor shall deliver to Beneficiary such other financial statements and data as Beneficiary shall reasonably request with respect to Grantor and/or the revenues or expenditures related to the ownership, maintenance, use and operation of the Mortgaged Property, and Beneficiary shall have the right, at any time when an Event of Default has occurred and is continuing, to audit Grantor's books of account and records relating to such revenues and expenditures related to the Mortgaged Property, all of which shall be maintained and made available to Beneficiary and Beneficiary's representatives for such purposes at the offices of Grantor in Dallas, Texas or at such other location as Beneficiary may approve. If any such audit by Beneficiary reveals any errors, omissions or discrepancies in the information audited that has a material impact upon the rights or obligations of the parties under this Deed of Trust, Beneficiary may require that such information thereafter be prepared by an independent certified public accountant acceptable to Beneficiary, at Grantor's expense, and Grantor shall also pay the cost of the audit performed by Beneficiary which discovers such errors, omissions or discrepancies.

         Notwithstanding the foregoing, so long as Grantor is a company subject to the periodic reporting requirements of Section 12 of the Securities Exchange Act of 1934, as amended, Grantor shall be deemed to have satisfied its obligations under this subsection for reporting its financial condition if Grantor delivers to Beneficiary the same reports that it is required by securities laws to provide to its shareholders, including (i) quarterly financial reports certified by its an officer of Grantor (subject to year-end adjustments) and (ii) annual reports with opinions of Grantor's auditors.

         4.13. Late Charge. Grantor will pay any Late Charge, as defined in the Note, imposed in accordance with the terms of the Note.

         4.14. Expenses. Grantor shall pay all costs and expenses incurred by Beneficiary from time to time in connection with the Mortgaged Property, the Loan, the Loan Documents, any amendments or modifications to any of the Loan Documents, any waiver of any provisions of the Loan Documents and any other matter related to the Loan including, without limitation, the reasonable costs and expenses of the preparation of the Loan Documents and of any other documents or instruments Beneficiary in its reasonable judgment considers necessary or appropriate with respect to the Loan, the cost and expenses of or incident to the enforcement or performance of and compliance with any of the provisions of this Deed of Trust or any of the other Loan Documents and any other costs and expenses of any kind or nature whatsoever which at any time prior to or after the execution hereof are payable with respect to the Mortgaged Property, or the ownership, operation, use, occupancy or enjoyment thereof, or which are related in any way to the transactions contemplated under this Deed of Trust.

         4.15. Additional Acts. In addition to the acts recited herein and contemplated to be performed, executed and/or delivered by Grantor, Grantor hereby agrees, at any time, and from time to time upon the request of Trustee or Beneficiary, to perform, execute, acknowledge, deliver, record and/or file such further instruments, do such further acts and give such further assurances as may be reasonably necessary or proper to (a) promptly implement the intent of Grantor and Beneficiary under this Deed of Trust; (b) promptly correct any defect, error or omission which may be discovered in this Deed of Trust or any other Loan Document, and execute any and all additional documents, as may be requested by Beneficiary to correct such defect, error or omission; (c) assure Beneficiary a valid and direct first priority lien and first priority perfected security interest under the Loan Documents or any of them on the Mortgaged Property; (d) create, perfect, preserve, maintain and protect the liens and security interests created or intended to be created by the Loan Documents; and (e) provide the rights and remedies to Beneficiary granted or provided for by the Loan Documents. Grantor, upon request of Trustee or Beneficiary, will execute, acknowledge, deliver and record and/or file such further instruments and do such further acts as Beneficiary, in the exercise of its reasonable judgment, may determine to be necessary, desirable or proper to carry out more effectively the purposes of the Loan Documents, to subject to the liens and security interests thereof any property intended by the terms thereof to be covered thereby, including specifically, without limitation, any renewals, additions, substitutions, replacements or appurtenances to the Mortgaged Property, and to complete, execute, record and file any document or instrument necessary to place third parties on notice of the liens and security interests granted under the Loan Documents. Grantor hereby irrevocably appoints Trustee and Beneficiary as its agents and attorneys-in-fact to execute, acknowledge and deliver all such instruments and additionally to record and file any of the same as may be necessary, however, so long as no Event of Default or event or condition which, with the giving of notice, the passage of time, or both, could mature into an Event of Default exists, Beneficiary will provide to Grantor written notice of the proposed exercise by Trustee or Beneficiary of rights under this appointment at least ten (10) days (or such shorter period as may be possible in case of an emergency) prior to such exercise.

         4.16. Notices by Governmental Authority, Fire and Casualty Losses, Etc. Grantor shall timely comply with and promptly furnish to Beneficiary true and complete copies of any official notice or claim by any Governmental Authority pertaining to the Mortgaged Property; provided, however, subject to the satisfaction of the conditions specified in Paragraph 4.4 above, Grantor may contest in good faith any such notice or claim. Grantor shall promptly notify Beneficiary of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Mortgaged Property.

         4.17. Notice of Certain Events. Grantor shall promptly notify Beneficiary if Grantor learns of the occurrence of (a) any event which constitutes an Event of Default or a default under any of the Loan Documents, together with a detailed statement of the steps being taken to cure such default, or (b) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of indebtedness of Grantor, with respect to a claimed default, together with a detailed statement specifying the notice given or other action taken by such holder and the nature of the claimed default and what action Grantor is taking or proposes to take with respect thereto, or (c) any legal, judicial or regulatory proceedings affecting Grantor or any of its properties in which the amount involved is material and is not covered by insurance, or which, if adversely determined, could reasonably be expected to have a material adverse effect upon Grantor or the Mortgaged Property, or (d) any other event or condition having a material adverse effect on Grantor, any Guarantor or the Mortgaged Property.

         4.18. Certificates of Compliance. Within fifteen (15) days following receipt of a request from Beneficiary (which, unless required by law, rule or regulation, Beneficiary agrees will not be made more than two (2) times in any twelve (12) month period), Grantor will furnish or cause to be furnished to Beneficiary certificates of compliance signed by Grantor, (i) stating that a review of the activities of Grantor has been made to determine whether Grantor has fulfilled all of its obligations under the Loan Documents; (ii) stating that Grantor has fulfilled all of its obligations under the Loan Documents and that all representations made herein and therein continue to be true and correct in all material respects (or specifying the nature of any change), or if an Event of Default shall have occurred, specifying the Event of Default and the nature and status thereof; (iii) to the extent requested from time to time by Beneficiary, specifically affirming compliance of Grantor with any of its representations or obligations under the Loan Documents; and (iv) containing or accompanied by such financial or other details, information and material as Beneficiary may reasonably request to evidence such compliance.

         4.19. Restriction on Distribution. Grantor shall use the proceeds of the Loan only for the purposes described in the Borrower's Affidavit which is being delivered to Beneficiary as one of the Loan Documents.

         4.20. No Conditional Sale Contracts, Etc. Without the prior written consent of Beneficiary, no materials, equipment, or fixtures shall be supplied, purchased, or installed for the operation of the Improvements pursuant to security agreements, conditional sale contracts, lease agreements, or other arrangements or understandings whereby a security interest or title is retained by any party or the right is reserved or accrues to any party to remove or repossess any such materials, equipment, or fixtures intended to be utilized in the operation of the Improvements.

         4.21. Indemnification. Grantor agrees to indemnify Beneficiary and to hold Beneficiary harmless from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys' fees and court costs) at any time asserted against or incurred by Beneficiary by reason of, arising out of or in connection with any violation or breach by Grantor of any of the terms and provisions of the Loan Documents including, without limitation, any breach or violation of any Applicable Environmental Laws, except to the extent caused by the gross negligence or willful misconduct of Beneficiary or Trustee. In addition, Grantor agrees to indemnify Beneficiary and to hold Beneficiary harmless from and against any and all costs, expenses, damages, losses or liabilities incurred or suffered by Beneficiary as a result of any removal or remedial obligations imposed with respect to the Mortgaged Property under any Applicable Environmental Laws, except to the extent caused by the gross negligence or willful misconduct of Beneficiary.

         4.22. Compliance with Applicable Environmental Laws. Grantor will not cause or permit the Mortgaged Property to be in violation of any Applicable Environmental Laws, or do or permit anything to be done which will subject the Mortgaged Property to any remedial obligations under any Applicable Environmental Laws. Grantor will promptly notify Beneficiary in writing of any existing, pending or threatened investigation by any Governmental Authority under or in connection with any Applicable Environmental Laws. Grantor will not use the Mortgaged Property in a manner which will result in the disposal or release of any hazardous substances or solid waste on, from or to the Mortgaged Property, and shall at all times keep the Mortgaged Property free of all hazardous substances and wastes in violation of Applicable Environmental Laws. If at any time during the existence of this Deed of Trust, Beneficiary receives information leading Beneficiary to believe that the Mortgaged Property is not free of hazardous substances or wastes in violation of Applicable Environmental Laws, then Grantor shall provide to Beneficiary, at Grantor's sole cost and expense and within a reasonable period of time following Beneficiary's request therefor, a current report by an environmental engineer acceptable to Beneficiary and covering such matters with respect to the Mortgaged Property as may be required by Beneficiary, in the exercise of its reasonable discretion. If Grantor fails to provide Beneficiary with such report within a reasonable period of time following Beneficiary's request therefor, Beneficiary shall have the right to obtain such report at Grantor's cost, and the same shall be a demand obligation owing by Grantor to Beneficiary and shall be a part of the Indebtedness. Grantor covenants to operate the Mortgaged Property (whether or not such property constitutes a "FACILITY" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA")), so that no cleanup or other obligation arises in respect of CERCLA or other applicable Environmental Law which would constitute a lien or charge on the Mortgaged Property prior to that of this Deed of Trust. If any such claim be made or any obligation should nevertheless arise hereafter, Grantor agrees that it will, at its own expense,
(a) promptly cure same and (b) indemnify Beneficiary from any liability, responsibility or obligation in respect thereof or in respect of any cleanup or other liability as successor, secured party or otherwise (regardless of whether or not Beneficiary may be deemed to be an "owner or operator" under CERCLA) for any reason including, but not limited to, the enforcement of Beneficiary's rights as a secured party under this Deed of Trust or any obligation of law, except to the extent caused solely by the gross negligence or willful misconduct of Beneficiary.

         4.23. Maintenance of Rights of Way, Easements and Licenses. Grantor will maintain, preserve and renew all rights of way, easements, grants, privileges, licenses and franchises reasonably necessary for the use of the Mortgaged Property from time to time and will not, without the prior consent of Beneficiary, which may be granted or withheld at the sole discretion of Beneficiary, initiate, join in or consent to any private restrictive covenant or other public or private restriction as to the use of the Mortgaged Property. Grantor shall, however, comply with all restrictive covenants which may at any time affect the Mortgaged Property, zoning and planned unit development ordinances and other public or private restrictions as to the use of the Mortgaged Property.


                                    ARTICLE V

                               NEGATIVE COVENANTS

         Grantor hereby covenants and agrees with Beneficiary that until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged:

         5.1. Use Violations. Grantor will not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of the Mortgaged Property in a manner which (a) violates any Legal Requirement, (b) may be dangerous unless safeguarded as required by law, (c) constitutes a public or private nuisance or (d) makes void, voidable or cancelable, or materially increases the premium of, any insurance then in force with respect thereto.

         5.2. Alterations. Grantor will not commit or permit any waste of the Mortgaged Property and will not (subject to the provisions of Paragraphs 4.5, 4.6 and 4.8 herein), without the prior written consent of Beneficiary, make or permit to be made any alterations or additions to the Mortgaged Property of a material nature; however, the Beneficiary's consent shall not be required for interior finish improvements that are required or permitted under any Lease consented to by Beneficiary or that Grantor undertakes for its own use, provided such interior finish improvements will not have any significant adverse impact on the value of the Mortgaged Property. Notwithstanding the foregoing, Grantor shall notify Beneficiary in writing at least 15 days in advance of commencing any work, whether or not Beneficiary's consent to the work is required.

         5.3. Replacement of Fixtures and Personalty. Grantor will not, without the prior written consent of Beneficiary, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements unless the removed item is removed temporarily for maintenance or repair or, if removed permanently, is replaced by an item of equal suitability and value, owned by Grantor free and clear of any lien or security interest except such as may be first approved in writing by Beneficiary.

         5.4. No Further Encumbrances. Grantor will not, without the prior written consent of Beneficiary, which may be granted or withheld at the sole discretion of Beneficiary, create, place, suffer or permit to be created or placed or, through any act or failure to act, acquiesce in the placing of or allow to remain, any mortgage, deed of trust or other security document, pledge, lien (statutory, constitutional or contractual), security interest, encumbrance or charge on the Mortgaged Property, or enter into any conditional sale or other title retention agreement with respect to the Mortgaged Property, regardless of whether same are expressly subordinate to the liens and terms of the Loan Documents, other than Permitted Encumbrances.

         5.5. Prohibition on Transfer. Grantor shall not sell, transfer, convey, pledge, assign, hypothecate or encumber any of its rights or interests in the Mortgaged Property, or any part thereof or interest therein (other than leases to third parties that do not, at any given time, cover more than 49% of the buildings and that are subject and subordinate to this Deed of Trust and, if required by Beneficiary, Grantor and the tenants under any such leases shall execute and deliver to Beneficiary such subordination and/or subordination, attornment and non-disturbance agreements as Beneficiary may require), or agree to do any of the foregoing either directly, by operation of law or otherwise without the prior written consent of Beneficiary, which may be granted or withheld at the sole discretion of Beneficiary. Upon any pledge, assignment, hypothecation or encumbrance, or sale, transfer or conveyance in violation of this Paragraph, and without impairing any remedies or rights of Beneficiary on account of such pledge, assignment, hypothecation or encumbrance, or sale, transfer or conveyance, Beneficiary shall have the right at its election to declare the entire Indebtedness secured hereby to be immediately due and payable and to pursue all of its rights and remedies as a result of an Event of Default under Article VI hereof. A transfer or transfers of any capital stock of Grantor without Beneficiary's prior written consent, which may be granted or withheld at the sole discretion of Beneficiary, shall constitute a violation of this Paragraph 5.5 only if the transfer results in a change in the management of Grantor and only if Grantor's stock has ceased to be traded publicly.

         Beneficiary shall have the right to condition its consent to any of the transactions described in this Paragraph 5.5 upon, among other things, the payment by Grantor of a transfer fee or an increase in the rate of interest applicable to the Loan.

         Notwithstanding the foregoing or other provisions in this Deed of Trust to the contrary, so long as no Event of Default has occurred and is continuing, Grantor may lease or otherwise authorize the use of the Improvements or any part thereof by any affiliate of Grantor or joint venture in which Grantor has a substantial interest, provided that the lease or other rights granted to such affiliate or joint venture are expressly subject and subordinate to this Deed of Trust, and provided further that the tenant executes a subordination and attornment agreement (but not a nondisturbance agreement) in a form designated by Beneficiary in its sole discretion.

         5.6. Restrictions and Annexation. Grantor shall not without the prior written consent of Beneficiary, which may be granted or withheld at the sole discretion of Beneficiary, impose or amend any restrictive covenants or encumbrances upon the Mortgaged Property, amend, modify or terminate any existing developer's contract or other agreement relating to any of the Mortgaged Property, assign or transfer any rights, as declarant, owner, member or otherwise, under any declaration of covenants or in regard to any homeowners or other owners association, vote or take any action under or in regard to any such declaration of covenants or homeowners or other owners association which may have a material adverse effect on Grantor's or Beneficiary's rights, or execute, file, modify or terminate any subdivision plat affecting the Mortgaged Property, take any action whatsoever to convert the Mortgaged Property or any part thereof to a condominium or cooperative, or consent to the annexation of the Mortgaged Property to any city or seek or consent to any change to or modification of the zoning of the Mortgaged Property or any planned unit development affecting any of the Mortgaged Property.

         5.7. Plans and Specifications/Completion of Construction. Prior to commencement of construction of any improvement on (excluding, however, interior finish improvements that are required or permitted under any Lease consented to by Beneficiary or that Grantor undertakes for its own use and that will not have any significant adverse impact on the value of the Mortgaged Property) or development of any of the Property, Grantor shall submit to Beneficiary for approvals the plans and specifications for such improvements/development (the plans and specifications for such improvements/development, when and if approved by Beneficiary are herein referred to as the "PLANS AND SPECIFICATIONS"), cost breakdowns and takeoffs, bids for construction, the name of the proposed general contractor, the proposed construction contracts and all other required documents related to such construction. Approval of such general contractor, construction contracts, cost breakdowns and takeoffs, bids for construction, other documents and Plans and Specifications, including change orders thereto (which shall also be subject to approval by Beneficiary, in its sole discretion), shall be at the sole discretion of Beneficiary. Notwithstanding the foregoing, Grantor shall notify Beneficiary in writing at least 15 days in advance of commencing any work, whether or not Beneficiary's consent to the work is required or Beneficiary's approval of the Plans and Specifications or any other matters is required. The improvements/development shall be made and completed of first-class materials and in a first-class and workmanlike manner in substantial accordance with the Plans and Specifications and the documents evidencing, securing and/or relating to the loan evidenced by the Note, and shall be completed with no unbonded (to Beneficiary's satisfaction) or unreleased mechanics' or materialmen's liens or lien claims having been filed or existing with regard thereto. The approval of the Plans and Specifications, such as cost breakdowns and takeoffs, bids for construction, construction contracts or other documents by Beneficiary shall not imply or result in any responsibility by Beneficiary for the adequacy or sufficiency of such Plans and Specifications, such cost breakdowns and takeoffs, bids for construction, construction contracts or such other documents, and approval of the general contractor shall not imply any representation or warranty of Beneficiary of the competency or ability thereof or any other matter relating thereto. Beneficiary may make or cause to be made inspections of the improvements/development during the course of and upon completion of construction/development thereof; however, the adequacy and sufficiency of such inspections, or the failure to perform inspections, by Beneficiary or a designated party, shall not relieve Grantor of its obligation to complete the improvements/development in substantial accordance with the Plans and Specifications. Beneficiary, at its option, may designate an independent inspector to perform inspections for the sole benefit of Beneficiary, and Grantor will pay all reasonable costs incurred in connection with such inspections.


                                   ARTICLE VI

                                EVENTS OF DEFAULT

         The term "EVENT OF DEFAULT," as used herein and in the Loan Documents, shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

         6.1. Payment of Indebtedness. If Grantor shall fail, refuse or neglect to pay, (i) in full, all of the Indebtedness on the maturity date thereof or
(ii) any installment or portion of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof stipulated in the Loan Documents or at a date fixed for prepayment or by acceleration or otherwise, and the failure to pay such installment or portion of the Indebtedness shall continue upon the expiration of any applicable cure period, if any, as set forth in the Note.

         6.2. Performance of Obligations. If Grantor shall fail, refuse or neglect to perform and discharge fully and timely any of the Obligations as and when required hereunder and such failure continues for thirty (30) days following the receipt of written notice thereof from Beneficiary.

         6.3. False Representation. If any representation or warranty made by Grantor or any Guarantor in, under or pursuant to any of the Loan Documents or any other documents executed in connection therewith shall be false, erroneous or misleading in any material respect.

         6.4. Judgment. If any final money judgment in excess of $250,000 shall be rendered against Grantor, and the same shall not be paid or execution on the same shall not be stayed by perfection of an appeal or other appropriate action within sixty (60) days after such judgment is rendered.

         6.5. Voluntary Bankruptcy. If Grantor or any Guarantor shall (a) seek entry of an order for relief as a debtor in a proceeding under the Federal Bankruptcy Code, (b) seek, consent to or not contest the appointment of a receiver, trustee, conservator or liquidator for itself or for all or any part of the Mortgaged Property or any of its other property, (c) file a petition seeking relief under any Debtor Relief Law or answer admitting the material allegations of a petition against it, (d) make a general assignment for the benefit of its creditors or (e) admit in writing its inability to pay its debts as they mature.

         6.6. Involuntary Bankruptcy. If (a) a petition is filed against Grantor or any Guarantor seeking relief under any Debtor Relief Law or approving a petition seeking reorganization or an arrangement of its debts, or (b) a court enters an order, judgment or decree appointing, without the consent of Grantor or the affected Guarantor, a receiver, trustee, conservator or liquidator for it, or for all or any part of the Mortgaged Property or any of its other property, and such petition, order, judgment or decree shall not be and remain discharged or stayed within a period of sixty (60) days after its entry.

         6.7. Foreclosure of Other Liens. If the holder of any lien or security interest on the Mortgaged Property (without implying Beneficiary's consent to the existence, placing, creating or permitting of any such lien or security interest) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

         6.8. Sale, Lease or Other Transfer. Any sale, lease, exchange, assignment, conveyance, transfer of possession or other disposition of the Mortgaged Property (or any part thereof) by Grantor or of any ownership interest in Grantor not permitted under Paragraph 5.5 hereof, in each case whether directly, by operation of law or otherwise, without the prior written consent of Beneficiary, which consent may be granted or withheld in Beneficiary's sole discretion.

         6.9. Title and Lien Priority. If title of Grantor to any or all of the Mortgaged Property or the status of this Deed of Trust as a first priority lien and security interest on the Mortgaged Property shall be challenged or endangered by any party whatsoever, and Grantor shall fail to (a) immediately commence and thereafter continue diligent efforts to cure the same or (b) provide Beneficiary with a bond or other security which is satisfactory to Beneficiary in its sole discretion.

         6.10. Termination. The dissolution or termination of Grantor or any Guarantor or the death of any Guarantor.

         6.11. Other Defaults. The occurrence of any default or Event of Default, as defined or described in any of the other Loan Documents, and the expiration of any grace or cure periods expressly provided therein with respect to such default or Event of Default, or if no grace or cure period is provided in any other Loan Document with respect to a nonmonetary default or Event of Default, the continuation thereof for a period of thirty (30) days following the receipt of written notice thereof from Beneficiary.

         6.12. Levy on Assets. A levy on the assets of Grantor, if in the reasonable judgment of Beneficiary, such levy would have a material adverse effect on Grantor or the Mortgaged Property.

         6.13. Decline in Net Worth. If Grantor's net worth, determined in the same manner as Grantor's Net Worth as set forth in its financial statements heretofore furnished to Beneficiary, falls below $35,000,000.

         6.14. BOA Default. A default or Event of Default shall occur under any of the documents evidencing or securing the payment by Grantor of any indebtedness owed by it to Bank of America, National Association, and, as a consequence thereof, Bank of America, National Association, shall accelerate the maturity of any of such indebtedness owed to it and shall commence action to enforce any of the liens or security interests securing the payment of any of such indebtedness owed to it against all or any of the Mortgaged Property.

                                   ARTICLE VII

                             DEFAULT AND FORECLOSURE

         If an Event of Default shall occur, Beneficiary may, at Beneficiary's election and by and through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses, in addition to any other remedy which Beneficiary may have:

         7.1. Acceleration and Future Advances. Beneficiary may declare the entire Indebtedness, including the then unpaid principal balance on the Note, the accrued but unpaid interest thereon, court costs and attorney's fees hereunder immediately due and payable, without notice, presentment, protest, demand or action of any nature whatsoever, except as provided in the Note (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable. Additionally, Beneficiary shall not be required to make any such further advances on the Note or other Loan Documents upon the occurrence of an Event of Default or an event which, with the giving of notice or passing of time, would constitute an Event of Default.

         7.2. Entry on Mortgaged Property. Beneficiary may enter upon the Mortgaged Property and take exclusive possession thereof and of all books, records and accounts relating thereto without notice and without being guilty of trespass. If Grantor remains in possession of all or any part of the Mortgaged Property after an Event of Default and without Beneficiary's prior written consent thereto, Beneficiary may, without notice to Grantor, invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and writ of restitution. Nothing contained in the foregoing sentence shall, however, be construed to impose any greater obligation or any prerequisites to acquiring possession of the Mortgaged Property after an Event of Default than would have existed in the absence of such sentence.

         7.3. Operation of Mortgaged Property. Beneficiary may hold, lease, manage, operate or otherwise use or permit the use of the Mortgaged Property, either itself or by other persons, firms or entities, in such manner, for such time and upon such other terms as Beneficiary may deem to be prudent and reasonable under the circumstances (making such repairs, alterations, additions and improvements thereto and taking any and all other action with reference thereto, from time to time, as Beneficiary shall deem necessary or desirable), and apply all Rents and other amounts collected by Trustee in connection therewith in accordance with the provisions of Paragraph 7.16 herein. Grantor hereby irrevocably appoints Beneficiary as the agent and attorney-in-fact of Grantor, with full power of substitution, and in the name of Grantor, if Beneficiary elects to do so, to (a) endorse the name of Grantor on any checks or drafts representing proceeds of the insurance policies, or other checks or instruments payable to Grantor with respect to the Mortgaged Property, (b) prosecute or defend any action or proceeding incident to the Mortgaged Property, and (c) take any action with respect to the Mortgaged Property that Beneficiary may at any time and from time to time deem necessary or appropriate. Beneficiary shall have no obligation to undertake any of the foregoing actions, and if Beneficiary should do so, it shall have no liability to Grantor for the sufficiency or adequacy of any such actions taken by Beneficiary.

         7.4. Foreclosure and Sale.

         (a) Beneficiary may, by and through the Trustee, or otherwise, sell or offer for sale the Mortgaged Property in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction in accordance with the requirements of Section 51.002 of the Texas Property Code. In instances where the Mortgaged Property is located in the State of Texas, such sale shall be made at the courthouse of the county in which the Mortgaged Property (or any of that portion thereof to be sold) is located (whether the parts or parcels thereof, if any, in different counties are contiguous or not, and without the necessity of having any Personalty present at such sale) in the area designated by the county commissioners for foreclosure sales (or, if no area has been designated, at the location at the courthouse designated by Beneficiary by or through Trustee in the written notice hereinafter described) on the first Tuesday of a month between the hours of 10:00 a.m. and 4:00 p.m. after advertising the time, place and terms of sale and that portion of the Mortgaged Property to be sold by posting or causing to be posted written or printed notice thereof at least twenty-one (21) days before the date of the sale both at the courthouse door of each county in which the Mortgaged Property is located and with the county clerk of each county in which the Mortgaged Property is located, which notice shall be posted at the courthouse door and filed with the county clerk by the Trustee, or by any person acting for him. The written notice shall include the earliest time at which the sale will begin. Beneficiary shall serve, or shall cause to be served at least twenty-one (21) days before the date of sale, written or printed notice of the proposed sale by certified mail on each debtor obligated to pay the Indebtedness according to the records of Beneficiary by the deposit of such notice in the United States mail, postage prepaid and addressed to the debtor at the debtor's last known address as shown by the records of Beneficiary. The affidavit of a person knowledgeable of the facts to the effect that service was completed is prima facie evidence of service.

         (b) Beneficiary may, at its option, accomplish all or any of the aforesaid in such manner as permitted or required by Section 51.002 of the Texas Property Code relating to the sale of real property or by Chapter 9 of the Texas Business and Commerce Code relating to the sale of collateral after default by a debtor (as said section and chapter now exist or may be hereinafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. In instances where the Mortgaged Property is located in states other than Texas, such sales shall be made in accordance with the Legal Requirements therefor for such state, including, to the extent there relevant, the Uniform Commercial Code there in effect. Nothing contained in this Paragraph shall be construed to limit in any way Trustee's right to sell the Mortgaged Property by private sale if, and to the extent that, such private sale is permitted under the laws of the state where the Mortgaged Property (or that portion thereof to be sold) is located or by public or private sale after entry of a judgment by any court of competent jurisdiction ordering same. At any such sale:

                           (i) whether made under the power herein contained,
                  the aforesaid Section 51.002, the Texas Business and Commerce Code, any other Legal Requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Grantor shall deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale;

                           (ii) each instrument of conveyance executed by
                  Trustee shall contain a general warranty of title (subject to Permitted Encumbrances other than than those which have been subordinated to this Deed of Trust) binding upon Grantor;

                           (iii) each and every recital contained in any
                  instrument of conveyance made by Trustee shall constitute prima facie evidence of the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder;

                           (iv) any and all prerequisites to the validity
                  thereof shall be presumed to have been performed;

                           (v) the receipt by Trustee or of such other party or
                  officer making the sale of the full amount of the purchase money shall be sufficient to discharge the purchaser or purchasers from any further obligation for the payment thereof, and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof;

                           (vi) to the fullest extent permitted by law, Grantor
                  shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold, and such sale shall be a perpetual bar, both at law and in equity, against Grantor and against all other persons claiming or to claim the property sold or to any part thereof by, through or under Grantor; and

                           (vii) to the extent and under such circumstances as
                  are permitted by law, Beneficiary may be a purchaser at any such sale, and may credit any bid against the Indebtedness then outstanding.

         7.5. Divestment of Rights; Tenant at Sufferance. After sale of the Mortgaged Property, or any portion thereof, Grantor will be divested of any and all interest and claim thereto, including any interest or claim to all proceeds of insurance arising from or relating to any matter or occurrence arising or accruing prior to such sale, bonds, loan commitments and other intangible property covered hereby. Additionally, with respect to the Land, Improvements, Fixtures and Personalty, after a sale of all or any portion thereof, Grantor will be considered a tenant at sufferance of the purchaser of the same, and said purchaser shall be entitled to immediate possession thereof, and if Grantor shall fail to vacate the Mortgaged Property immediately, the purchaser may and shall have the right, without further notice to Grantor, to go into any justice court in any precinct or county in which the

Mortgaged Property is located and file an action in forcible entry and detainer, which action shall lie against Grantor or its assigns or legal representatives, as a tenant at sufferance. This remedy is cumulative of any and all remedies the purchaser may have hereunder or otherwise.

         7.6. Trustee or Receiver. Upon, or at any time after, commencement of foreclosure of the lien and security interest provided for herein or any legal proceedings hereunder, Beneficiary may make application to a court of competent jurisdiction, as a matter of strict right and without notice to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, for appointment of a receiver of the Mortgaged Property, and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Paragraph 7.16 herein. The right to the appointment of a receiver shall apply regardless of whether Beneficiary has commenced procedures for the foreclosure of the liens and security interest created herein, or has commenced any other legal proceedings to enforce payment of the Indebtedness or performance or discharge of the Obligations, and shall also apply upon the actual or threatened waste to any part of the Mortgage Property.

         7.7. Separate Sales. Trustee may sell all or any portion of the Mortgaged Property together or in lots or parcels and in such manner and order as Trustee, in its sole discretion, may elect. The sale or sales by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and if the proceeds of such sale or sales of less than the whole of such Mortgaged Property shall be less than the aggregate of the Indebtedness and the expense of executing this trust, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale or sales had been made; provided, however, that Grantor shall never have any right to require the sale or sales of less than the whole of the Mortgaged Property, but Beneficiary shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. As among the various counties in which items of the Mortgaged Property may be situated, sales in such counties may be conducted in any order that Trustee may deem expedient; and any one or more of such sales may be conducted in the same month, or in successive or different months, as the Trustee may deem expedient. If an Event of Default occurs, the holder of the Indebtedness or any part thereof on which the payment is delinquent shall have the option to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Indebtedness due, and if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the Note and the Indebtedness; and such sale, if so made, shall not in any manner affect the unmatured part of the Indebtedness but as to such unmatured part, this Deed of Trust shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Any number of sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness secured hereby.

         7.8 Foreclosure for Installments. Beneficiary shall have the option to proceed with foreclosure and satisfaction of any installments of the Indebtedness which have not been paid when due, either through the courts or by directing the Trustee or his successors in trust to proceed with foreclosure and satisfaction of the matured but unpaid portion of the Indebtedness as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Indebtedness due; such sale may be made subject to the unmatured portion of the Indebtedness, and any such sale shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness this Deed of Trust shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any of unmatured portion of the Indebtedness, it being the purpose hereof to provide for foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Indebtedness.

         7.9. Other. Beneficiary may exercise any and all other rights, remedies and recourses granted under the Loan Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

         7.10. Remedies Cumulative, Concurrent and Nonexclusive. Trustee and Beneficiary shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including specifically those granted by the Uniform Commercial Code in effect and applicable to the Mortgaged Property or any portion thereof) and same (a) shall be cumulative and concurrent; (b) may be pursued separately, successively or concurrently against Grantor, Guarantors or others obligated under the Note, or against the Mortgaged Property, or against any one or more of them at the sole discretion of Beneficiary; (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse; and (d) are intended to be, and shall be, nonexclusive.

         7.11. No Conditions Precedent to Exercise of Remedies. Neither Grantor nor any other person named hereafter obligated for payment of all or any part of the Indebtedness or fulfillment of all or any of the Obligations shall be relieved of such obligation by reason of (a) the failure of the Trustee to comply with any request of Grantor or any other person so obligated to foreclosure the lien of this Deed of Trust or to enforce any provisions of the other Loan Documents; (b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Beneficiary extending, renewing, rearranging, or in any other way modifying the terms of the Loan Documents without first having obtained the consent of, given notice to or paid any consideration to Grantor or such other person, and in such event, Grantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Beneficiary (notwithstanding anything contained herein to the contrary, Beneficiary is under no obligation to give notice to or pay any consideration to Grantor or any other such person for any modifications, extensions, renewals or rearrangements of the Loan Documents); or
(d) by any other act save and except the complete payment of the Indebtedness and the complete fulfillment of all of the Obligations.

         7.12. Release of and Resort to Collateral. Any part of the Mortgaged Property may be released by Beneficiary without affecting, subordinating or releasing the lien, security interest and assignment hereof against the remainder. The lien, security interest and other rights granted hereby shall not affect or be affected by any other security taken for the same indebtedness or any part thereof. The taking of additional security, or the rearrangement, extension or renewal of the Indebtedness, or any part thereof, shall not release or impair the lien, security interest and other rights granted hereby or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any permitted junior lienholder; and this Deed of Trust, as well as any instrument given to secure any rearrangement, renewal or extension of the Indebtedness secured hereby, or any part thereof, shall be and remain a first priority lien, on all of the Mortgaged Property not expressly released until the Indebtedness is completely paid. For payment of the Indebtedness, Beneficiary may resort to any other security therefore held by Beneficiary or Trustee in such order and manner as Beneficiary may elect.

         7.13. Waiver of Redemption, Notice and Marshaling of Assets. To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Grantor by any present or future laws exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default (except as may be specifically provided for under the terms hereof), presentment, demand, notice of intent to accelerate, notice of acceleration and any other notice of Beneficiary's or Trustee's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents; (c) any right to appraisal or marshaling of assets or a sale in inverse order of alienation; (d) the exemption of homestead; and (e) the administration of estates of decedents, or other matter to defeat, reduce or affect the right of Beneficiary under the terms of this Deed of Trust to sell the Mortgaged Property for the collection of the Indebtedness secured hereby (without any prior or different resort for collection) or the right of Beneficiary, under the terms of this Deed of Trust, to the payment of the Indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other person and claimant whatever (only reasonable expenses of such sale being first deducted). Grantor expressly waives and relinquishes any right or remedy which it may have or be able to assert by reason of the provisions of Chapter 34 of the Business and Commerce Code of the State of Texas pertaining to the rights and remedies of sureties.

         7.14. Discontinuance of Proceedings. In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Beneficiary shall have the unqualified right so to do and, in such event, Grantor and Beneficiary shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and power of Beneficiary shall continue as if the same had never been invoked.

         7.15. Form and Substance. All documents, certificates, insurance policies, and other items required under this Deed of Trust to be executed and/or delivered to Beneficiary shall be in form and substance reasonably satisfactory to Beneficiary.

         7.16. Application of Proceeds; Deficiency Obligation. The proceeds of any sale of, and the Rents and other income generated by the holding, leasing, operating or other use of the Mortgaged Property shall be applied by Beneficiary (or the receiver, if one is appointed) to the extent that funds are so available therefrom in the following orders of priority: (a) first, to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, maintaining, repairing, improving and selling the same prior to such foreclosure, including, without limitation, (i) reasonable Trustee's fees and receiver's fees; (ii) costs of advertisement;
(iii) reasonable attorneys' and accountants' fees; and (iv) court costs, if any;
(b) second, to the payment of all amounts, other than the principal amount and accrued but unpaid interest on the Note which may be due to Beneficiary under the Loan Documents, including all Indebtedness and Obligations together with interest thereon as provided therein, in such order and manner as Beneficiary may determine; (c) third, to the payment of all accrued but unpaid interest due on the Note in such order and manner as Beneficiary may determine; (d) fourth, to the payment of the principal amount outstanding on the Note in such order and manner as Beneficiary may determine and all other Indebtedness and Obligations;
(e) fifth, to Grantor or as otherwise required by law. Subject to the foregoing, the proceeds of any sale of, and the Rents and other income generated by the holding, leasing, operating or other use of the Mortgaged Property prior to such foreclosure, shall be applied by Beneficiary (or the receiver, if one is appointed) to the extent that funds are so available therefrom: (1) first, to reduce that portion of the Indebtedness then remaining unpaid for which Grantor is not personally liable and (2) second, to reduce that portion of the Indebtedness then remaining unpaid for which Grantor is personally liable, if any.

         7.17. Purchase by Beneficiary. Beneficiary, if the highest bidder, shall have the right to become the purchaser at any sale of the Mortgaged Property hereunder and shall have the right to be credited on the amount of its bid therefor all of the Indebtedness and Obligations due and owing as of the date of such sale.

         7.18. Disaffirmation of Contracts. The purchaser at any Trustee's or foreclosure sale hereunder may disaffirm any easement granted, or rental, lease or other contract made in violation of any provisions of this Deed of Trust and may take immediate possession of the Mortgaged Property free from, and despite the terms of, any such grant of easement, rental, lease or other contract.

         7.19. Acceleration Following Certain Events. Notwithstanding anything to the contrary contained herein or inferable from any provision hereof, upon the occurrence of an Event of Default as defined in Paragraph 6.5 or Paragraph
6.6 hereinabove, the Indebtedness, including without limitation the unpaid accrued interest under the Note and any other accrued but unpaid portion of the Indebtedness, shall be automatically and immediately due and payable in full without the necessity of any action on the part of Trustee or Beneficiary.

         7.20. Prepayment. Prepayment of the Note is restricted as provided in the Note.


                                  ARTICLE VIII

                                  CONDEMNATION

         8.1. Application of Proceeds. If the Mortgaged Property, or any part thereof, shall be condemned or otherwise taken for public or quasi-public use under the power of eminent domain, or be transferred in lieu thereof, all damages or other amounts awarded for the taking of, or injury to, the Mortgaged Property shall be paid to Beneficiary who shall have the right, in its sole and absolute discretion, to apply the amounts so received against (a) the costs and expenses of Beneficiary or Trustee, including reasonable attorneys' fees incurred in connection with collection of such amounts and (b) the balance against the Indebtedness and Obligations; provided, however, that if (i) no Event of Default shall have occurred and be continuing hereunder, (ii) Maker provides evidence satisfactory to Beneficiary of its ability to pay all amounts becoming due under the Note during the pendency of any restoration or repairs to or replacement of the Mortgaged Property, (iii) Beneficiary determines, in its reasonable discretion, that the proceeds of such award are sufficient to restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to such taking, or the cost to repair and restore the Mortgaged Property is greater than 50% of the original principal amount of the Note, and if the proceeds of such award are insufficient for such purpose, if Grantor provides additional sums to Beneficiary's satisfaction so that the aggregate of such sums and the proceeds of such award will be sufficient for such purpose, the proceeds of such award, together with additional sums provided by Grantor, shall be placed in a separate account for the benefit of Beneficiary and Grantor to be used to restore, repair, replace and rebuild the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to such taking. All work to be performed in connection therewith shall be pursuant to a written contract therefor, which contract shall be subject to the prior written approval of Beneficiary. To the extent that any funds remain after the Mortgaged Property has been so restored and repaired, the same shall be applied against the Indebtedness in such order as Beneficiary may elect. To enforce its rights hereunder, Beneficiary shall be entitled to participate in and control any condemnation proceedings and to be represented therein by counsel of its own choice, and Grantor will deliver, or cause to be delivered, to Beneficiary such instruments as may be requested by it from time to time to permit such participation. In the event Beneficiary, as a result of any such judgment, decree or award, believes that the payment or performance of any obligation secured by this Deed of Trust is impaired, Beneficiary may declare all of the Indebtedness secured hereby immediately due and payable.


                                   ARTICLE IX

                               SECURITY AGREEMENT

         9.1. Security Interest. This Deed of Trust shall be construed as a Deed of Trust on real property, and it shall also constitute and serve as a security agreement on personal property within the meaning of, and shall constitute until the grant of this Deed of Trust shall terminate as provided in Article II hereof, a first priority pledge and assignment and a first priority security interest under the Uniform Commercial Code (being Chapter 9 of the Texas Business and Commerce Code as to the property within the scope thereof and situated in the State of Texas) with respect to the Personalty, Fixtures, Leases and Rents. Grantor has granted, bargained, conveyed, assigned, transferred and set over, and by these presents does grant, bargain, convey, assign, transfer and set over unto Beneficiary a first priority security interest in and to all of Grantor's right, title and interest in, to and under the Personalty, Fixtures, Leases and Rents in trust, to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations. Upon the occurrence of an Event of Default, Grantor shall gather all of the Mortgaged

Property which is Personalty at a location designated by Beneficiary for sale pursuant to the terms hereof. Within ten (10) days following Grantor's receipt of a written request from Beneficiary, Grantor shall prepare and deliver to Beneficiary a written inventory specifically listing all of the Personalty and Fixtures, which inventory shall be certified by an authorized officer of Grantor as being true, correct and complete.

         9.2. Financing Statements. Grantor shall execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such financing statements and such further assurances as Beneficiary may, from time to time, consider reasonably necessary to create, perfect and preserve Beneficiary's security interest herein granted, and Beneficiary may cause such statements and assurances to be recorded and filed at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Beneficiary may file an initial financing statement, an amendment that adds collateral covered by a financing statement, or an amendment that adds a debtor to a financing statement. Pursuant to the Texas Business and Commerce Code, this Deed of Trust shall be effective as a Financing Statement filed as a Fixture filing from the date of its filing for record covering the Fixtures and Personalty. The address of Grantor, as Debtor, and Beneficiary, as Secured Party, are as set forth herein. The above described goods are or are to become fixtures related to the Land and Improvements of which Grantor is the record title owner.

         9.3. Uniform Commercial Code Remedies. Trustee and Beneficiary shall have all the rights, remedies and recourses with respect to the Personalty, Fixtures, Leases and Rents afforded a secured party by the aforesaid Texas Business and Commerce Code in addition to, and not in limitation of, the other rights, remedies and recourses afforded by the Loan Documents and at law.

         9.4. No Obligation of Trustee or Beneficiary. The assignment and security interest herein granted shall not be deemed to cause Beneficiary or Trustee to be a trustee in possession of the Mortgaged Property, to obligate Trustee or Beneficiary to operate the Mortgaged Property or attempt to do the same, or take any action, incur expenses or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

         9.5. Remedies. If an Event of Default shall occur, Beneficiary may elect, in addition to exercising any and all other rights, remedies and recourses set forth in Article 7 or referred to in Paragraph 9.3 hereinabove, to collect and receive all of the Rents and to proceed in the manner set forth in
Section 9.604 (a) (2) of Chapter 9 of the Texas Business and Commerce Code relating to the procedure to be followed when a Security Agreement covers both real and personal property. Except as otherwise set forth in this Paragraph 9.5, at any foreclosure and sale as described in Paragraph 7.4 hereinabove, it shall be deemed that the Trustee proceeded under such Section 9.604 (a) (2) and that such sale passed title to all of the Mortgaged Property and other property described herein to the purchaser thereat, including without limitation, the Personalty, Leases and Rents. Beneficiary, acting by and through the Trustee or any other representative, may elect either prior to or at such sale not to proceed under such Section 9.604 (a) (2) by notifying Grantor of the manner in which Beneficiary intends to proceed with regard to the Personalty, Leases and Rents.

                                    ARTICLE X

                         ASSIGNMENT OF RENTS AND LEASES

         10.1. Assignment of Rents, Profits, Etc. All of the Rents are hereby absolutely and unconditionally assigned to Beneficiary, to be applied by Beneficiary in payment of the Indebtedness. Notwithstanding any provision of this Deed of Trust or any other Loan Document which might be construed to the contrary, the assignment in this Paragraph 10.1 is an absolute assignment and not merely a security interest. However, Beneficiary's rights as to the assignment shall be exercised only upon the occurrence of an Event of Default. Prior to the occurrence of an Event of Default, Grantor shall have a license to collect and receive all Rents as trustee for the benefit of Beneficiary and Grantor, and Grantor shall apply the funds so collected first to the payment of the Indebtedness in such manner as Beneficiary elects and thereafter to the account of Grantor. Notwithstanding anything contained herein to the contrary, no part of the Property will be leased without the prior written consent of the Beneficiary, which consent may be granted or withheld in the sole discretion of the Beneficiary. This assignment shall not result in a reduction of the Indebtedness except to the extent Rents are actually received by Beneficiary and applied against the Indebtedness.

         10.2 Assignment of Leases. Grantor hereby assigns the Leases to Beneficiary. Grantor hereby further assigns to Beneficiary all guaranties of tenants' performance under the Leases.

         10.3. Warranties Concerning Leases and Rents. Grantor represents and warrants to Beneficiary that:

                  (a) no Lease is currently in effect in regard to any of the Mortgaged Property;

                  (b) no Leases or Rents have been previously assigned, mortgaged or pledged;

                  (c) no Rents have been or will be anticipated, waived, released, discounted, set off or compromised; and

                  (d) Grantor has not received any funds or deposits from any tenant for advance rentals (other than the rentals payable for the month in which this Deed of Trust is executed or any security deposits under any existing Leases).

         10.4. Grantor's Covenants of Performance. Grantor covenants to:

                  (a) duly and punctually perform all of its obligations under the Leases and give prompt notice to Beneficiary of any failure to do so;

                  (b) give immediate notice to Beneficiary of any notice Grantor receives from any tenant or subtenant under any Leases, specifying any claimed default by any party under such Leases;

                  (c) not voluntarily terminate, cancel, waive, modify or amend any of the Leases without the prior written consent of Beneficiary, which may be granted or withheld at the sole discretion of Beneficiary;

                  (d) enforce the tenants' obligations under the Leases;

                  (e) defend, at Grantor's expense, any proceeding pertaining to the Leases, including, if Beneficiary so requests, any such proceeding to which Beneficiary is a party; and

                  (f) neither create nor permit any encumbrance upon its interest as lessor under the Leases nor further assign, pledge or encumber the Rents.

         10.5. Prior Approval for Actions Affecting Leases. Grantor shall not, without the prior written consent of Beneficiary:

                  (a) enter into any lease agreement covering all or any portion of the Mortgaged Property without Beneficiary's prior written consent, except as otherwise expressly permitted by other provisions of this Deed of Trust;

                  (b) receive or collect Rents more than one month in advance;

                  (c) waive or release any obligation of any tenant under any Lease;

                  (d) cancel, terminate or modify any of the Leases, cause or permit any cancellation, termination or surrender of any of the Leases, or commence any proceedings for dispossession of any tenant under any of the Leases;

                  (e) renew or extend any of the Leases, except pursuant to terms set forth in existing Leases; or

                  (f) permit any assignment of the Leases by tenants.

         10.6. Beneficiary in Possession. Beneficiary's acceptance of this assignment shall not, prior to entry upon and taking possession of the Mortgaged Property by Beneficiary, be deemed to constitute Beneficiary a "mortgagee in possession", nor obligate Beneficiary to appear in or defend any proceeding relating to any of the Leases or to the Mortgaged Property, to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Grantor by any lessee and not delivered to Beneficiary. Beneficiary shall not be liable for any injury or damage to person or property in or about the Mortgaged Property, except such damage or injury caused solely by Beneficiary's gross negligence or willful misconduct.

         10.7. Appointment of Attorney. Grantor hereby appoints Beneficiary its attorney-in-fact, coupled with an interest, empowering Beneficiary to subordinate any Leases to this Deed of Trust.

         10.8. Indemnification. Grantor hereby indemnifies and holds Beneficiary harmless from all costs, damages, expenses, liabilities and losses incurred by Beneficiary arising from or in connection with any claims under the Leases, including, without limitation, claims by tenants for security deposits which are not delivered to Beneficiary, except to the extent caused solely by the gross negligence or willful misconduct of Beneficiary. All amounts indemnified against hereunder, including reasonable attorneys' fees, if paid by Beneficiary shall bear interest at the maximum lawful rate and shall be payable by Grantor immediately upon demand and shall be secured hereby.

         10.9. Records. Upon written request by Beneficiary, Grantor shall deliver to Beneficiary executed originals of all Leases and copies of all records relating thereto.

         10.10. Merger. There shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Beneficiary.

         10.11. Right to Rely. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Beneficiary upon written demand by Beneficiary, without further consent of Grantor, and the tenants may rely upon any written statement delivered by Beneficiary to the tenants. Any such payment to Beneficiary shall constitute payment to Grantor under the Leases.


                                   ARTICLE XI

                             CONCERNING THE TRUSTEE

         11.1. No Liability. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever. Trustee shall not be personally liable in case of entry by him or anyone acting by virtue of the powers herein granted him upon the Mortgaged Property for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder or believed by him in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by him in the performance of his duties hereunder and to reasonable compensation for such of services he provided hereunder when any Event of Default has occurred and is continuing. Grantor will, from time to time, pay compensation due the Trustee hereunder and reimburse Trustee for and save and hold him harmless from and against any and all loss, cost, liability, damage and expense whatsoever incurred by him in the performance of his duties.

         11.2. Retention of Monies. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by him hereunder.

         11.3. Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this Trust or shall fail or refuse to exercise the same when requested by Beneficiary so to do or if for any reason or without cause Beneficiary shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, Beneficiary shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed

Trustee. Such appointment may be executed by an authorized officer or agent of Beneficiary and such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Board of Directors or any superior officer of Beneficiary.

         11.4. Succession Instruments. Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but, nevertheless, upon the written request of Beneficiary or his successor trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor trustee, upon the trust herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and monies held by the Trustee to the successor trustee so appointed in its or his place.

         11.5. Performance of Duties by Agents. Trustee may authorize one or more parties to act on his behalf to perform the ministerial functions required of him hereunder, including, without limitation, the transmittal and posting of any notices.

         11.6. No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in or defend any action, suit or other proceeding in connection therewith where in his opinion such action will be likely to involve him in expense or liability, unless requested to do so by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to him against any and all costs, expenses and liabilities arising therefrom. Trustee shall not be responsible for the execution, acknowledgment or validity of the Security Instruments, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and makes no representation in respect thereof or in respect of the rights, remedies and recourses of Beneficiary.


                                   ARTICLE XII

                                  MISCELLANEOUS

         12.1. Survival of Obligations. Each and all of the Obligations shall survive the execution and delivery of the Loan Documents and the consummation of the loan called for therein and shall continue in full force and effect until the Indebtedness shall have been paid in full.

         12.2. Recording and Filing. Grantor will cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Beneficiary shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

         12.3. Notices. All notices or other communications required or permitted to be given pursuant to this Deed of Trust shall be in writing and shall be considered as properly given if mailed by certified mail, return receipt requested, postage prepaid, or by delivering the same in person or by overnight delivery service to the intended addressee or by prepaid telegram; provided, however, that notice regarding any proposed foreclosure sale shall be given pursuant to Paragraph 7.4. Notice so mailed shall be effective upon the earlier of receipt by the addressee or two (2) days following the deposit of such notice in a post office or other official depository under the care and custody of the United States Postal Service. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be as set forth in Paragraph 1.1(b) and the opening recital herein; provided, however, that Grantor and Beneficiary shall have the right to change their address for notice hereunder to any other location within the continental United States by the giving of 30 days' notice to the other party in the manner set forth hereinabove.

         12.4. Real Estate Taxes; Impositions. Grantor shall pay to Beneficiary, in advance, on the first day of each calendar month during the term of the Note, an amount equal to one-twelfth of the annual Taxes estimated by Beneficiary to be due for each calendar year during the term of the Note. In addition, if Beneficiary determines that any amounts theretofore paid by Grantor are insufficient for the payment in full of such real estate taxes, Beneficiary shall notify Grantor of the increased amounts required to provide a sufficient fund for the payment thereof, whereupon Grantor shall pay to Beneficiary within 10 days thereafter the additional amount so stated in Beneficiary's notice. Upon any assignment of this Deed of Trust, Beneficiary shall have the right to pay over the balance of the Escrowed Funds then in its possession to its assignee, whereupon the Beneficiary and Trustee shall then become completely released from all liability with respect thereto. Upon payment of the Indebtedness and performance of the Obligations, or at such earlier time as Beneficiary may elect, the balance of the Escrowed Funds in its possession may be paid over to Grantor, and no other party shall have any right or claim thereto. Upon the occurrence of an Event of Default, Beneficiary shall have the right to apply the Escrowed Funds to the payment of the Indebtedness without notice to Grantor, and Beneficiary shall thereafter have the right to require Grantor, within 10 days after Grantor's receipt of demand therefor from Beneficiary, to deposit with Beneficiary the amount of the Escrowed Funds so applied. So long as no Event of Default or event or condition which, with the giving of notice, the passage of time, or both, could mature into an Event of Default then exists, the Escrowed Funds shall, at the option of Beneficiary, either be repaid to Grantor in sufficient time to allow Grantor to satisfy Grantor's obligations under the Loan Documents to pay the Impositions or be paid by Beneficiary directly to the person or entities entitled thereto prior to the delinquency of such Taxes. Notwithstanding anything to the contrary contained in this Paragraph 12.4 or elsewhere in this Deed of Trust, Beneficiary hereby reserves the right to waive the payment by Grantor to Beneficiary of the Escrowed Funds and, in the event Beneficiary does so waive such payment, it shall be without prejudice to Beneficiary's right to insist, at any subsequent time or times, that such payments be made in accordance herewith. The Escrowed Funds, if collected by Beneficiary, shall be maintained in an interest bearing account and all interest accruing and paid thereon will be part of the Escrowed Funds. Notwithstanding the foregoing, Beneficiary shall not require performance by Grantor of the foregoing provisions of this Section 12.4 unless and until an Event of Default occurs, whether or not such Event of Default is subsequently cured.

         12.5. No Waiver. Any failure by Trustee or Beneficiary to insist, or any election by Trustee or Beneficiary not to insist, upon strict performance by Grantor of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of the same or of any other term, provision or condition thereof, and Trustee or Beneficiary shall have the right at any time, from time to time thereafter, to insist upon strict performance by Grantor of any and all of such terms, provisions and conditions.

         12.6. Beneficiary's Right to Pay Indebtedness and Perform Obligations. If an Event of Default occurs because Grantor or any other party shall fail, refuse or neglect to make any required payment of the Indebtedness or perform any of the Obligations required by the Loan Documents, then at any time during which such Event of Default is continuing, and without notice or demand upon Grantor or any other party, and without waiving or releasing any other right, remedy or recourse Beneficiary may have because of the same, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor and shall have the right to enter upon the Mortgaged Property for such purpose and to take all such action thereon with respect to the Mortgaged Property as it may deem necessary or appropriate. Grantor shall be obligated to repay Beneficiary for all sums advanced by it pursuant to this Paragraph 12.6 and shall indemnify and hold Beneficiary harmless from and against any and all loss, cost, expense, liability, damage, and claims and causes of action, including reasonable attorneys' fees, incurred or accruing by any acts performed by Beneficiary pursuant to the provisions of this Paragraph 12.6 or by reason of any other provision of the Loan Documents, except to the extent caused solely by the gross negligence or willful misconduct of Beneficiary. All sums paid by Beneficiary pursuant to this Paragraph 12.6 and all other sums extended by Beneficiary to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate of interest set forth in the Note from the date of such payment or expenditure shall constitute additions to the Indebtedness and Obligations, shall be secured by the Loan Documents and shall be paid by Grantor to Beneficiary upon demand.

         12.7. Covenants Running with the Land. All obligations contained in the Loan Documents are intended by the parties to be and shall be construed as covenants running with the Mortgaged Property. All of the representations, warranties, covenants and agreements of Grantor and/or Maker set forth herein (including, without limitation, all of the agreements by Grantor and/or Maker to indemnify Beneficiary and Trustee) shall survive the execution and delivery of this Deed of Trust, any foreclosure of the lien of this Deed of Trust and any other acquisition of title to the Mortgaged Property by Beneficiary; provided, however, the survival of such provisions and indemnities shall cover only matters occurring or existing prior to the foreclosure of this Deed of Trust or repayment of all of the Indebtedness, as the case may be.

         12.8. Successors and Assigns. This Deed of Trust is for the sole benefit of Beneficiary, its successors and assigns, and Grantor, its permitted successors and assigns, and is not for the benefit of any third party. All of the terms of the Loan Documents shall apply to, be binding upon and inure to the benefit of the parties thereto, their respective successors, assigns, heirs and legal representatives and all other persons claiming by, through or under them.

         12.9. Severability. The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the instrument in which such provision is contained nor the application of such provision to other persons or circumstances or other instruments referred to hereinabove shall be affected thereby, but rather, the same shall be enforced to the greatest extent permitted by law.

         12.10. Controlling Agreement. All agreements between Grantor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Beneficiary exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Beneficiary in excess of the maximum lawful amount, the interest payable to Beneficiary shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Beneficiary shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Indebtedness and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Indebtedness, such excess shall be refunded to Grantor. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the Indebtedness for such full period shall not exceed the maximum amount permitted by applicable law. Beneficiary hereby expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount of interest permitted by applicable law. This section shall control all agreements between Grantor and Beneficiary.

         12.11. Entire Agreement and Modification. The Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof, and all prior agreements relative thereto which are not contained herein or therein are terminated. The Loan Documents may be amended, revised, waived, discharged, released or terminated only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

         12.12. Counterparts. This Deed of Trust may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute but one instrument.

         12.13. Applicable Law and Uniform Commercial Code. The Loan Documents shall be governed by and construed according to the laws of the State of Texas and the laws of the United States applicable to transactions in the State of Texas. All terms used herein which are defined in the Texas Business and Commerce Code shall be used with the definition therefor in said Code.

         12.14. Headings and General Application. The article, paragraph and subparagraph entitlements hereof are inserted for convenience of reference only and shall in no way affect, modify or define, or be used in construing, the text of such article, paragraph or subparagraph. If the text requires, words used in the singular shall be read as including the plural, and pronouns of any gender shall include all genders.

         12.15. Sole Benefit. This instrument and the other Loan Documents have been executed for the sole benefit of Grantor and Beneficiary and the heirs, successors, assigns and legal representatives of Beneficiary. No other party shall have rights thereunder nor be entitled to assume that the parties thereto will insist upon strict performance of their mutual obligations hereunder, any of which may be waived from time to time. Grantor shall not have any right to assign any of its rights under the Loan Documents to any party whatsoever, including the right to receive advances under the Note or otherwise.

         12.16. Subrogation. If any or all of the proceeds of the Indebtedness or the Obligations have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property or to satisfy any indebtedness or obligation secured by a lien or encumbrance of any kind (including liens securing the payment of any Impositions), such proceeds have been advanced by Beneficiary at Grantor's request, and, to the extent of such funds so used, the Indebtedness and Obligations in this Deed of Trust shall be subrogated to and extend to all of the rights, claims, liens, titles and interests heretofore existing against the Mortgaged Property to secure the indebtedness or obligation so extinguished, paid, extended or renewed, and the former rights, claims, liens, titles and interests, if any, shall not be waived but rather shall be continued in full force and effect and in favor of Beneficiary and shall be merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and satisfaction of the Obligations.

         12.17. Business or Commercial Purpose. Grantor warrants that the extension of credit evidenced by the Note secured hereby is solely for business or commercial purposes, other than agricultural purposes. Grantor further warrants that the credit transaction evidenced by the Note is specifically exempted under Regulation Z issued by the Board of Governors of the Federal Reserve System and Title I (Truth in Lending Act) of the Consumer Credit Protection Act and that no disclosures are required to be given under such regulations and federal laws in connection with the above transaction.

         12.18. Jurisdiction and Venue. Courts within the State of Texas shall have jurisdiction over any and all disputes between Grantor and Beneficiary, whether at law or in equity, and the proper venue for any such dispute shall be either the state or federal courts located in Dallas County, Texas.

         12.19. Performance at Grantor's Expense. The cost and expense of performing or complying with any and all of the Obligations shall be borne solely by Grantor, and no portion of such cost and expense shall be in any way or to any extent credited against any installment on or portion of the Indebtedness.

         12.20. No Partnership. Nothing contained in the Loan Documents is intended to, or shall be construed as, creating to any extent or in any manner whatsoever, any partnership, joint venture or association between Grantor, Trustee and/or Beneficiary, or in any way make Beneficiary or Trustee co-principals with Grantor with reference to the Mortgaged Property or the Loan, and any inferences to the contrary are hereby expressly negated.

         12.21. Agents. Any right, remedy, privilege, duty or action available to or to be performed by Beneficiary under the Loan Documents may, if and to the extent determined by Beneficiary, be exercised or performed by any agent, attorney, correspondent or other representative of Beneficiary.

         12.22. Credit Reports. Grantor hereby authorizes Beneficiary to obtain from time to time credit reports through reputable credit reporting agencies relating to Grantor. So long as no Event of Default or event of condition which, with the giving of notice, the passage of time, or both, could mature into an Event of Default, exists, Beneficiary will use reasonable efforts to endeavor to provide notice to Grantor that Beneficiary intends to obtain or has obtained any such credit report and to provide to Grantor a copy of any thereof relating to Grantor, upon written request from Grantor, if not prohibited by law, rule or regulation, however, Beneficiary shall not be liable for any damage, loss, cost or expense for any failure to so notify Grantor or to provide a copy of any such credit report to Grantor.

         12.23. Disposition of Mortgaged Property, Leases, or Beneficial Interest in Grantor. Upon the sale, exchange, assignment, conveyance or other disposition (herein collectively called "DISPOSITION") of all or any portion of the Mortgaged Property (or any interest therein, except to the extent permitted herein), an Event of Default shall be deemed to have occurred and Beneficiary may, at Beneficiary's option, enforce any and all of Beneficiary's rights, remedies and recourses available upon the occurrence of an Event of Default; provided, however, Beneficiary shall not enforce such rights, remedies and recourses if Beneficiary consents in writing to the Disposition in question. It is expressly agreed that in connection with determining whether to grant or withhold such consent to each such Disposition, Beneficiary may, inter alia, (a) consider (based upon Beneficiary's then current criteria for approving borrowers for mortgage loans similar to the Loan) the financial strength and experience of the party to whom such Disposition will be made and its management ability with respect to the Mortgaged Property, (b) consider whether or not the security for payment of the Indebtedness and the performance of the Obligations, or Beneficiary's ability to enforce its rights, remedies and recourses with respect to such security, will be impaired in any way by the proposed Disposition, (c) require as a condition to granting such consent, an increase in the rate of interest payable under the Note (subject to the provisions of Paragraph 12.10 hereof), (d) require that Beneficiary be reimbursed for all costs and expenses incurred by Beneficiary in investigating the financial strength, experience and management ability of the party to whom such Disposition will be made and in determining whether Beneficiary's security will be impaired by the proposed Disposition, (e) require the payment to Beneficiary of a transfer fee to cover the cost of documenting the Disposition in its records on the date of closing of such Disposition, (subject to the provisions of Paragraph 12.10 hereof), (f) require the payment of its reasonable attorney's fees in connection with such Disposition, (g) require the express assumption of payment of the Indebtedness and performance of the Obligations by the party to whom such Disposition will be made (with or without the release of Grantor or Maker from liability for such Indebtedness and Obligations), (h) require the execution of assumption agreements, modification agreements, supplemental security documents and financing statements satisfactory in form and substance to Beneficiary, (i) require endorsements (to the extent available under applicable law) to any existing mortgage title insurance policies insuring Beneficiary's liens and security interests covering the Mortgaged Property or new mortgage title policies, (j) require additional security for the payment of the Indebtedness and performance of the Obligations, and (k) shorten the stated term of the Note or otherwise rearrange the payment terms of the Note.

         12.24. Environmental Matters.

         (a) Beneficiary shall have the right, at any time so long as any part of the Note shall remain unpaid, to inspect the Mortgaged Property or any part thereof during reasonable hours and upon reasonable notice to Grantor to determine if any environmental hazard is present or is threatening to be created which will impair the value of the Mortgaged Property. Beneficiary may conduct any test or investigation, or collect any samples of materials from on, about, or under the Mortgaged Property necessary to determine whether such hazards might exist so long as it uses reasonable efforts not to interfere with Grantor's use of Mortgaged Property or with any tenants under any Leases. If an environmental hazard (whether existing prior to the date hereof or coming into existence after the date hereof) which is likely, in Beneficiary's sole determination, to significantly damage collateral value of the Mortgaged Property, and Grantor does not remove or cure the risk which threatens to impair value of the Mortgaged Property within a reasonable period of time, such failure shall be an Event of Default under the terms of this Deed of Trust.

         (b) So long as any part of the Note remains unpaid, without the consent of Beneficiary, Grantor shall not allow any activity to be conducted on the Mortgaged Property or any use to be made of the Mortgaged Property which presents a high risk of environmental contamination, including but not limited to:

                  (1) Chemical manufacturing or storage;

                  (2) Operation of any hazardous waste handling or recycling facility; and

                  (3) Underground storage of petroleum products.

         (c) The use of the Mortgaged Property for any of the uses prohibited in Paragraph 12.24(b) above shall be deemed an Event of Default under the terms of this Deed of Trust.

         12.25. Joint and Several Liability. If Grantor consists of more than one party, the Obligations and the obligation to repay the Indebtedness as contained herein shall be the joint and several obligations of each of such parties.

         12.26. Sole Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         12.27. Partial Releases. Beneficiary has no obligation to release from the lien and terms hereof all or any portion of the Mortgaged Property prior to the full and complete payment and performance of all of the Indebtedness and Obligations.

         12.28. Publicity. Grantor hereby grants to Beneficiary the right to publicize its making of the Loan in such manner as Beneficiary deems appropriate. Such publicity may include disclosure of the amount of the Loan, the nature of the Improvements and such other information relating to Beneficiary or the Loan as Beneficiary deems appropriate.

         EXECUTED by the undersigned on the date acknowledged, to be effective as of the 29th day of May, 2002.


                                     GRANTOR:

                                     INTERVOICE-BRITE, INC.,
                                     a Texas corporation


                                     By:
                                             -----------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                 ACKNOWLEDGMENT

THE STATE OF TEXAS             )
                               )
COUNTY OF                      )
          ------------

         This instrument was acknowledged before me on this the _____ day of May, 2002, by ____________________________, as ______________________ of
INTERVOICE-BRITE, INC., a Texas corporation, on behalf of said corporation.



                                     -------------------------------------------
                                     Notary Public in and for the State of Texas
My Commission Expires:               Printed Name:
                                                   -----------------------------
----------------------

                                   EXHIBIT "A"

                              PROPERTY DESCRIPTION


Being a 14.4627 acre tract of land situated in the John Clay Survey, Abstract No. 223, City of Dallas, Collin County, Texas and being part of U.T.D. Snergy Park - Phase I, an Industrial Addition, and addition to the City of Dallas recorded in Volume F, Page 551, Map Records, Collin County, Texas, said tract also being conveyed to InterVoice-Brite as recorded in Volume 4755, Page 1445, of the Deed Records, Collin County, Texas:

Beginning at a aluminum monument found for corner in the West right-of-way line of Waterview Parkway (a 120 foot R.O.W.), said point also being the Northeast corner of a tract of land conveyed to Alliance Data Systems II Addition, an addition to the City of Dallas, Texas as recorded in Volume L, Page 791, Map Records, Collin County, Texas;

Thence South 90 degrees 00 minutes 00 seconds West, departing the West right-of-way line of said Waterview Parkway, and along the North line of said Alliance Data Systems II Addition, a distance of 700.00 feet to a 1/2 inch iron rod found for corner;

Thence North 00 degrees 12 minutes 12 seconds West, departing the North line of said Alliance Data Systems II Addition, and along the East line of a tract of land conveyed to Texas A & M University, as recorded in Volume 837, Page 591, Deed Records, Collin County, Texas, a distance of 900.00 feet to a 1/2 inch iron rod found for corner, said point also being the Southwest corner of a tract of land conveyed to Texas National Bank, as recorded in Volume 3233, Page 206, Deed Records, Collin County, Texas;

Thence North 90 degrees 00 minutes 00 seconds East, along the South line of said Texas National Bank tract, a distance of 700.00 feet to a 5/8 inch iron rod found for corner and being in the West right-of-way line of said Waterview Parkway;

Thence South 00 degrees 12 minutes 12 seconds East, along the West right-of-way line of said Waterview Parkway, a distance of 900.00 feet to the Point of Beginning and containing 629,996 square feet or 14.4627 acres of land.

                                   EXHIBIT "B"

                             PERMITTED ENCUMBRANCES

1. Standby fees, taxes and assessments by any taxing authority for the year 2002 and subsequent years.

2. Restrictive Covenants recorded in Volume l959,Page 755 and Volume 2007, Page 475, Deed Records, Collin County, Texas.

3. Easement granted by W.A. Brooks to American Telephone and Telegraph Company, dated September 3, 1926, filed for record on March 16, 1927 and recorded in Volume 265, Page 555, Deed Records, Collin County, Texas. Together with partial release of easement recorded under Clerk's File No. 94-0097834, Land Records, Collin County, Texas, as noted on survey prepared by Dennis D. Vote, Registered Professional Land Surveyor #4813, dated February 25, 2002, last revised May 9, 2002.

4. Easement granted by W.A. Brooke, Jr. et al to American Telephone and Telegraph Company, dated September 16, 1943, filed for record on October 8, 1943 and recorded in Volume 339, Page 515, Deed Records, Collin County, Texas. Together with partial release of easement recorded under Clerk's File No. 94-0097834, Land Records, Collin County, Texas, as noted on survey prepared by Dennis D. Vote, Registered Professional Land Surveyor #4813, dated February 25, 2002, last revised May 9, 2002.

5. Easement granted by Board of Regents of the University of Texas System to Dallas Power & Light Company and Southwestern Bell Telephone Company, dated October 5, 1981, filed for record on October 28, 1981 and recorded in Volume 1444, Page 555, Deed Records, Collin County, Texas, and as shown on plat recorded in Volume F, Page 551, Map Records, Collin County, Texas, as shown on survey prepared by Dennis D. Vote, Registered Professional Land Surveyor #4813, dated February 25, 2002, last revised May 9, 2002.

6. Easement granted by Board of Regents of the University of Texas System to City of Richardson, dated March 8, 1977, filed for record on April 9, 1986 and recorded in Volume 1042, Page 840, Deed Records, Collin County, Texas, and as shown on plat recorded in Volume F, Page 551, Map Records, Collin County, Texas, as shown on survey prepared by Dennis D. Vote, Registered Professional Land Surveyor #4813, dated February 25, 2002, last revised May 9, 2002.

7. Easement granted by EH&A Dallas Joint Venture to Southwestern Bell Telephone Company, dated September 16, 1986, filed for record on September 26, 1986 and recorded in Volume 2466, Page 6, Deed Records, Collin County, Texas, as shown on survey prepared by Dennis D. Vote, Registered Professional Land Surveyor #4813, dated February 25, 2002, last revised May 9, 2002.

8. Easement granted by EH&A Dallas Joint Venture to Dallas Power & Light Company, dated August 19, 1986, filed for record on October 8, 1986 and recorded in Volume 2475, Page 529, Deed Records, Collin County, Texas, as shown on survey prepared by Dennis D. Vote,

         Registered Professional Land Surveyor #4813, dated February 25, 2002, last revised May 9 2002.

9. Easement granted by InterVoice, Inc., a Texas corporation to City of Dallas, dated November 9, 1993, filed for record on December 16, 1993 and recorded under Clerk's File No. 93-0110520, Land Records, Collin County, Texas, as shown on survey prepared by Dennis D. Vote, Registered Professional Land Surveyor #4813, dated February 25, 2002, last revised May 9, 2002.

10. Easement granted by InterVoice, Inc. to Texas Utilities, dated February 8, 1994, filed for record on March 28, 1994 and recorded under Clerk's File No. 94-0029449, Land Records, Collin County, Texas, as shown on survey prepared by Dennis D. Vote, Registered Professional Land Surveyor #4813, dated February 25, 2002, last revised May 9, 2002.

11. Deed of Trust executed by InterVoice Acquisition Subsidiary III, Inc. to Terry G. Freeman, Trustee, dated June 1, 1999, filed for record on June 15, 1999 and recorded in Volume 4437, Page 2684, Land Records, Collin County, Texas, to secure the payment of one note of even date therewith in the original principal sum of the obligations as therein stated, payable to Bank of America National Trust and Savings Association, and subject to all of the terms, conditions and stipulations contained therein, including but not limited to any future indebtedness also secured by this lien.

12. UCC-l Financing Statement, filed for record on June 15, 1999, recorded in Volume 4437, Page 2675, Land Records, Collin County, Texas, given by InterVoice, Inc., as owner/debtor, granting unto Bank of America National Trust and Savings Association, as creditor and secured party, a security interest in the subject property.

13. UCC-3. Financing Statement, filed for record on October 31, 2000, recorded in Volume 4785, Page 1445, Land Records, Collin County, Texas, given by InterVoice-Brite, Inc., as owner/debtor, granting unto Bank of America National Trust and Savings Association, as creditor and secured party, a security interest in the subject property. Together with Amendment filed November 2, 2000 and recorded in Volume 4787, Page 1570, Land Records, Collin County, Texas.